PARTICIPATION AGREEMENT

Among

VARIABLE INSURANCE PRODUCTS FUND,

FIDELITY DISTRIBUTORS CORPORATION

and

NATIONWIDE LIFE INSURANCE COMPANY

Participation Agreement dated as of __[1rst]__ day of May, 1988 by and between Nationwide Life Insurance Company, (the “Company”), and Ohio corporation, on its own behalf and on behalf of each segregated asset account of the Company set forth on Schedule C hereto as may be amended from time to time (each such account hereinafter referred to as the “Account”), and the Variable Insurance Products Fund, an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts (the “Fund”) and Fidelity Distributors Corporation (the “Underwriter”), a Massachusetts corporation.

WHEREAS, Company, the Fund and the Underwriter have previously entered into a Participation Agreement, dated May 1, 1987 (the “Old Participation Agreement”) which provides for the sale of Fund shares as the investment vehicle only for variable annuity contracts offered by the Company;
WHEREAS, Company, the Fund and the Underwriter desire to expand the scope of the Old Participation Agreement to provide for the sale of Fund shares as the investment vehicle for variable life insurance contracts in addition to variable annuity contracts offered by the Company;
WHEREAS, Company, the Fund and the Underwriter desire to enter into a new Participation Agreement (the “Agreement”) which, subject to and upon the terms and conditions herein set forth, provides for the sale of Fund shares as the investment vehicle for variable life insurance and annuity contracts offered by the Company;
WHEREAS, the Fund engages in business as an open-end management investment company and is available to act as the investment vehicle for separate accounts established for variable life insurance policies and variable annuity contracts (collectively, the “Variable Insurance Products”) to be offered by insurance companies which have entered into participation agreements substantially identical to this Agreement (hereinafter “Participating Insurance Companies”); and
WHEREAS, the beneficial interest in the Fund is divided into several series of shares, each designated a “Portfolio” and representing the interest in a particular managed portfolio of securities and other assets; and
WHEREAS, the Fund has obtained an order from the Securities and Exchange Commission, dated October 15, 1985 (File No. 812-6102), granting Participating Insurance Companies and variable annuity and variable life insurance separate accounts exemptions from the provisions of sections 9 (a), 13 (a), 15 (a), and 15 (b) of the Investment Company Act of 1940, as amended, (hereinafter the “1940 Act”) and Rules 6e-2 (b) (15) and 6e-3 (T) (b) (15) thereunder, to the extent necessary to permit shares of the Fund to be sold to and held by variable annuity and variable life insurance separate accounts of both affiliated and unaffiliated life insurance companies (hereinafter the “Shared Funding Exemptive Order”); and
WHEREAS, the Fund is registered as an open-end management investment company under the 1940 Act and its shares are registered under the Securities Act of 1933, as amended (hereinafter the “1933 Act”); and
WHEREAS, Fidelity Management & Research Company (the “Adviser”) is duly registered as an investment adviser under the federal Investment Advisers Act of 1940 and any applicable state securities law; and
WHEREAS, the Company has registered or will register certain variable life and variable annuity contracts under the 1933 Act; and
WHEREAS, the Account is a duly organized, validly existing segregated asset account, established by resolution of the Board of Directors of the Company on the date shown for such Account on Schedule C hereto, to set aside and invest assets attributable to the aforesaid variable life insurance and variable annuity contracts; and
WHEREAS, the Company has registered or will register the Account as a unit investment trust under the 1940 Act; and
WHEREAS, the Underwriter is registered as a broker dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, (hereinafter the “1934 Act”), and is a member in good standing of the National Association of Securities Dealers, Inc. (hereinafter “NASD”); and
WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company intends to purchase shares in the Portfolios on behalf of the Account to fund certain of the aforesaid variable life and variable annuity contracts and the Underwriter is authorized to sell such shares to unit investment trusts such as the Account of net asset value;
NOW, THEREFORE, in consideration of their mutual promises, the Company, the Fund and the Underwriter agree as follows:

ARTICLE I.                                Termination of Old Participation Agreement and Sale of Fund Shares

The Company, the Fund and the Underwriter agree to terminate the Old Participation Agreement effective as of the date hereof.  Effective as of such date, this Agreement shall constitute a novation for the Old Participation Agreement and all obligations and duties of the parties thereto shall be as set forth in this Agreement.
1.1           The Underwriter agrees to sell to the Company those shares of the Fund which the Account orders, executing such orders on a daily basis at the net asset value next computed after receipt by the Fund or its designee of the order for the shares of the Fund.  For purposes of this Section 1.1, the Company shall be the designee of the Fund for receipt of such orders from the Account and receipt by such designee shall constitute receipt by the Fund; provided that the Fund receives notice of such order by 9:30 a.m. Boston time on the next following Business Day.  “Business Day” shall mean any day on which the New York Stock Exchange is open for trading and on which the Fund calculates its net asset value pursuant to the rules of the Securities and Exchange Commission.
1.2.           The Fund agrees to make its shares available indefinitely for purchase at the applicable net asset value per share by the Company and its Accounts on those days on which the Fund calculates its net asset value pursuant to rules of the Securities and Exchange Commission and the Fund shall use reasonable efforts to calculate such net asset value on each day which the New York Stock Exchange is open for trading.  Notwithstanding the foregoing, the Board of Trustees of the Fund (hereinafter the “Trustees”) may refuse to sell shares of any Portfolio to any person, or suspend or terminate the offering of shares of any Portfolio if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Trustees acting in good faith and in light of their fiduciary duties under federal and any applicable state laws, necessary in the best interests of the shareholders of such Portfolio.
1.3.           The Fund and the Underwriter agree that shares of the Fund will be sold only to Participating Insurance Companies and their separate accounts.  No shares of any Portfolio will be sold to the general public.
1.4.           The Fund and the Underwriter will not sell Fund shares to any insurance company or separate account unless an agreement containing provisions substantially the same as Articles I, III, V, VII and Sections 2.5 and 2.12 of Article II of this Agreement is in effect to govern such sales.
1.5.           The Fund agrees to redeem for cash, on the Company’s request, any full or fractional shares of the Fund held by the Company, executing such requests on a daily basis at the net asset value next computed after receipt by the Fund or its designee of the request for redemption.  For purposes of this Section 1.5, the Company shall be the designee of the Fund for receipt of requests for redemption from each Account and receipt by such designee shall constitute receipt by the Fund; provided that the Fund receives notice of such request for redemption on the next following Business Day.
1.6.           The Company agrees to purchase and redeem the shares of each Portfolio offered by the then current prospectus of the Fund and in accordance with the provisions of such prospectus.  The Company agrees that all net amounts available under the variable life and variable annuity contracts with the form number(s) which are listed on Schedule A attached hereto and incorporated herein by this reference, as such Schedule A may be amended from time to time hereafter by mutual written agreement of all the parties hereto, (the “Contracts”) shall be invested in the Fund, in such other Funds advised by the Adviser as may be mutually agreed to in writing by the parties hereto, or in the Company’s general account, provided that such amounts may also be invested in an investment company other than the Fund if (a) such other investment company, or series thereof, has investment objectives or policies that are substantially different from the investment objectives and policies of all the Portfolios of the Fund; or (b) the Company gives the Fund and the Underwriter 45 days written notice of its intention to make such other investment company available as a funding vehicle for the Contracts; or (c) such other investment company was available as a funding vehicle for the Contracts prior to the date of this Agreement and the Company so informs the Fund and Underwriter prior to their signing this Agreement; or (d) the Fund or Underwriter consents to the use of such other investment company.
1.7.           The Company shall pay for Fund shares on the next Business Day after an order to purchase Fund shares is made in accordance with the provisions of Section 1.1 hereof.  Payment shall be in federal funds transmitted by wire.  For purpose of Section 2.10 and 2.11, upon receipt by the Fund of the federal funds so wired, such funds shall cease to be the responsibility of the Company and shall become the responsibility of the Fund.
1.8.           Issuance and transfer of the Funds’ shares will be by book entry only.  Stock certificates will not be issued to the Company or either Account.  Shares ordered from the Fund will be recorded in an appropriate title for the Account or the appropriate subaccount of the Account.
1.9.           The Fund shall furnish same day notice (by wire or telephone, followed by written confirmation) to the Company of any income, dividends or capital gain distributions payable on the Funds’ shares.  The Company hereby elects to receive all such income dividends and capital gain distributions as are payable on the Portfolio shares in additional shares of that Portfolio.  The Company reserves the right to revoke this election and to receive all such income dividends and capital gain distributions in cash.  The Fund shall notify the Company of the number of shares so issued as payment of such dividends and distributions.
1.10.                      The Fund shall make the net asset value per share for each Portfolio available to the Company on a daily basis as soon as reasonably practical after the net asset value per share is calculated and shall use its best efforts to make such net asset value per share available by 7 p.m. Boston time, on the same day for which such net asset value has been calculated.

ARTICLE II.                                Representations and Warranties

2.1.           The Company represents and warrants that the Contracts are or will be registered under the 1933 Act; that the Contracts will be issued and sold in compliance in all material respects with all applicable Federal and State laws and that the sale of the Contracts shall comply in all material respects with state insurance suitability requirements.  The Company further represents and warrants that it is an insurance company duly organized and in good standing under applicable law and that it has legally and validly established the Account prior to any issuance or sale thereof as a segregated asset account under Section 44-402.01 of the Nebraska Insurance Code and has registered or, prior to any issuance or sale of the Contracts, will register the Account as a unit investment trust in accordance with the provisions of the 1940 Act to serve as a segregated investment account for the Contracts.
2.2.           The Fund represents and warrants that Fund shares sold pursuant to this Agreement shall be registered under the 1933 Act, duly authorized for issuance and sold in compliance with the laws of the Nebraska and all applicable federal and state securities laws and that the Fund is and shall remain registered under the 1940 Act.  The Fund shall amend the Registration Statement for its shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares.  The Fund shall register and qualify the shares for sale in accordance with the laws of the various states only if and to the extent deemed advisable by the Fund or the Underwriter.
2.3.           The Fund represents that it is currently qualified as a Regulated Investment Company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the “Code”) and that it will make every effort to maintain such qualification (under Subchapter M or any successor or similar provision) and that it will notify the Company immediately upon having a reasonable basis for believing that it has ceased to so qualify or that it might not so quality in the future.
2.4.           The Company represents that the Contracts are currently treated as endowment, annuity or life insurance contracts, under applicable provisions of the Code and that it will make every effort to maintain such treatment and that it will notify the Fund and the Underwriter immediately upon having a reasonable basis for believing that the Contracts have ceased to be so treated or that they might not be so treated in the future.
2.5.           The Fund currently does not intend to make any payments to finance distribution expenses pursuant to Rule 12b-1 under the 1940 Act or otherwise, although it may make such payments in the future.  The Fund has adopted a “no fee” or “defensive” Rule 12b-1 Plan under which it makes no payments for distribution expenses.  To the extent that it decides to finance distribution expenses pursuant to Rule 12b-1, the Fund undertakes to have a board of trustees, a majority of whom are not interested persons of the Fund, formulate and approve any plan under Rule 12b-1 to finance distribution expenses.
2.6.           The Fund makes no representation as to whether any aspect of its operations (including, but not limited to, fees and expenses and investment policies) complies with the insurance laws or regulations of the various states except that the Fund represents that the Fund’s investment policies, fees and expenses are and shall at all times remain in compliance with the laws of the State of Ohio and the Fund and the Underwriter represent that their respective operations are and shall at all times remain in material compliance with the laws of the State of Ohio to the extent required to perform this Agreement.
2.7.           The Underwriter represents and warrants that it is a member in good standing of the NASD and is registered as a broker-dealer with the SEC.  The Underwriter further represents that it will sell and distribute the Fund shares in accordance with the laws of the State of Ohio and all applicable state and federal securities laws, including without limitation the 1933 Act, the 1934 Act, and the 1940 Act.
2.8.           The Fund represents that it is lawfully organized and validly existing under the laws of the Commonwealth of Massachusetts and that it does and will comply in all material respects with the 1940 Act.
2.9.           The Underwriter represents and warrants that the Adviser is and shall remain duly registered in all material respects under all applicable federal and state securities laws and that the Adviser shall perform its obligations for the Fund in compliance in all material respects with the laws of the State of Ohio and any applicable state and federal securities laws.
2.10.                      The Fund and Underwriter represent and warrant that all of their directors, officers, employees, investment advisers, and other individuals/entities dealing with the money and/or securities of the Fund are and shall continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Fund in an amount not less than the minimal coverage as required currently by Section 17g-(1) of the 1940 Act or related provisions as may be promulgated from time to time.  The aforesaid Bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company.
2.11.                      The Company represents and warrants that all of its directors, officers, employees, investment advisers, and other individuals/entities dealing with the money and/or securities of the Fund are and shall continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Fund, in an amount not less than the minimal coverage as required currently by Section 270.17g-1 of the 1940 Act or related provisions as may be promulgated from time to time.  The aforesaid Bond shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company.
2.12.                      The Company represents and warrants that it will not purchase Fund shares with Account assets derived from the sale of Contracts to deferred compensation plans with respect to service for state and local governments which qualify under Section 457 of the federal Internal Revenue Code, as may be amended.  The Company may purchase Fund shares with Account assets derived from any sale of a Contract to any other type of tax-advantaged employee benefit plan; provided however, that such plan has no more than 300 employees who are eligible to participate at the time of the first such purchase hereunder by the Company of Fund shares derived from the sale of such Contracts.

ARTICLE III.                                Prospectuses and Proxy Statements; Voting

3.1.           The Underwriter shall provide the Company (at the Company’s expense) with as many copies of the Fund’s current prospectus as the Company may reasonably request.  If requested by the Company in lieu thereof, the Fund shall provide such documentation (including a final copy of the new prospectus as set in type at the Fund’s expense) and other assistance as is reasonably necessary in order for the Company once each year (or more frequently if the prospectus for the Fund is amended) to have the prospectus for the Contracts and the Fund’s prospectus printed together in one document (such printing to be at the Company’s expense).
3.2.           The Fund’s prospectus shall state that the Statement of Additional Information for the Fund is available from the Underwriter (or in the Fund’s discretion, the Prospectus shall state that such Statement is available from the Fund), and the Underwriter (or the Fund), at its expense, shall print and provide such Statement free of charge to the Company and to any owner of a Contract or prospective owner who requests such Statement.
3.3.           The Fund, at its expense, shall provide the Company with copies of its proxy material, reports to stockholders and other communications to stockholders in such quantity as the Company shall reasonably require for distributing to Contract owners or participants.
3.4.           If and to the extent required by law the Company shall:
(i)           solicit voting instructions from Contract Owners;
(ii)           vote the Fund shares in accordance with instructions received from Contract owners or participants; and
(iii)	vote Fund shares for which no instructions have been received in the same proportion as Fund shares of such portfolio for which instructions have been received:
so long as and to the extent that the Securities and Exchange Commission continues to interpret the Investment Company Act to require pass-through voting privileges for variable contract owners.  The Company reserves the right to vote Fund shares held in any segregated asset account in its own right, to the extent permitted by law.  Participating Insurance Companies shall be responsible for assuring that each of their separate accounts participating in the Fund calculates voting privileges in a manner consistent with the standards set forth on Schedule B attached hereto and incorporated herein by this reference, which standards will also be provided to the other Participating Insurance Companies.
3.5.           The Fund will comply with all provisions of the 1940 Act requiring voting by shareholders, and in particular the Fund will either provide for annual meetings or comply with Section 16 (c) of the 1940 Act (although the Fund is not one of the trusts described in Section 16 (c) of that Act) as well as with Sections 16 (a) and, if and when applicable, 16 (b).  Further, the Fund will act in accordance with the Securities and Exchange Commission’s interpretation of the requirements of Section 16 (a) with respect to periodic elections of trustees and with whatever rules the Commission may promulgate with respect thereto.

ARTICLE IV.                                Sales Material and Information

4.1.           The Company shall furnish, or shall cause to be furnished, to the Fund or its designee, each piece of sales literature or other promotional material in which the Fund or its investment adviser or the Underwriter is named, at least fifteen Business Days prior to its use.  No such material shall be used if the Fund or its designee object to such use within fifteen Business Days after receipt of such material.
4.2.           The Company shall not give any information or make any representations or statements on behalf of the Fund or concerning the Fund in connection with the sale of the Contracts other than the information or representations contained in the registration statement or prospectus for the Fund shares, as such registration statement and prospectus may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved by the Fund or its designee or by the Underwriter, except with the permission of the Fund or the Underwriter or the designee of either.
4.3.           The Fund, Underwriter, or its designee shall furnish, or shall cause to be furnished, to the Company or its designee, each piece of sales literature or other promotional material in which the Company and/or its separate account(s), is named at least fifteen Business Days prior to its use.  No such material shall be used if the Company or its designee object to such use within fifteen Business Days after receipt of such material.
4.4.           The Fund and the Underwriter shall not give any information or make any representations on behalf of the Company or concerning the Company, the Account, or the Contracts other than the information or representations contained in a registration statement or prospectus for the Contracts, as such registration statement and prospectus may be amended or supplemented from time to time, or in published reports for the Account which are in the public domain or approved by the Company for distribution to Contract owners, or in sales literature or other promotional material approved by the Company or its designee, except with the permission of the Company.
4.5.           The Fund will provide to the Company at least one complete copy of all registration statements, prospectuses, Statements of Additional Information, reports, proxy statements, sales literature and other promotional materials, applications for exemptions, requests for no action letters, and all amendments to any of the above, that relate to the Fund or its shares, contemporaneously with the filing of such document with the Securities and Exchange Commission or other regulatory authorities.
4.6.           The Company will provide to the Fund at least one complete copy of all registration statements, prospectuses, Statements of Additional Information, reports, solicitations for voting instructions, sales literature and other promotional materials, applications for exemptions, requests for no action letters, and all amendments to any of the above, that relate to the Contracts or the Account, contemporaneously with the filing of such document with the Securities and Exchange Commission.
4.7.           For purposes of this Article IV, the phrase “sales literature or other promotional material” includes, but is not limited to, advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, or other public media), sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, and registration statements, prospectuses, Statements of Additional Information, shareholder reports, and proxy materials.

ARTICLE V.                                Fees and Expenses

5.1.           The Fund and Underwriter shall pay no fee or other compensation to the Company under this Agreement, except that if the Fund or any Portfolio adopts and implements a plan pursuant to Rule 12b-1 to finance distribution expenses, then the Underwriter may make payments to the Company or to the underwriter for the Contracts if and in amounts agreed to by the Underwriter in writing and such payments will be made out of existing fees otherwise payable to the Underwriter, past profits of the Underwriter or other resources available to the Underwriter.  No such payments shall be made directly by the Fund.  Currently, no such payments are contemplated.
5.2.           All expenses incident to performance by the Fund under this Agreement shall be paid by the Fund.  The Fund shall see to it that all its shares are registered and authorized for issuance in accordance with applicable federal law and, if and to the extent deemed advisable by the Fund, in accordance with applicable state laws prior to their sale.  The Fund shall bear the expenses for the cost of registration and qualification of the Fund’s shares, preparation and filing of the Fund’s prospectus and registration statement, proxy materials and reports, setting the prospectus in type, setting in type and printing the proxy materials and reports to shareholders (including the costs of printing a prospectus that constitutes an annual report), the preparation of all statements and notices required by any federal or state law, and all taxes on the issuance or transfer of the Fund’s shares.
5.3.           The Company shall bear the expenses of printing and distributing the Fund’s prospectus to owners of Contracts issued by the Company and of distributing the Fund’s proxy materials and reports to such Contract owners or participants.

ARTICLE VI.                                Diversification

6.1.           The Fund will at all times invest money from the Contracts in such a manner as to ensure that the Contracts will be treated as variable contracts under the Code and the regulations issued thereunder.  Without limiting the scope of the foregoing, the Fund will at all times comply with Section 817(h) of the Code and Temporary Regulation §1.817-5T, dated, September 12, 1986 relating to the diversification requirements for variable annuity, endowment, or life insurance contracts and any amendments or other modifications to such Section or Regulations.

ARTICLE VII.                                Potential Conflicts

7.1.           The Board of Trustees of the Fund (the “Board”) will monitor the Fund for the existence of any material irreconcilable conflict between the interests of the contract owners of all separate accounts investing in the Fund.  An irreconcilable material conflict may arise for a variety of reasons, including:  (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling, no action or interpretative letter, or any similar action by insurance, tax, or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of any Portfolio are being managed; (e) a difference in voting instructions given by variable annuity contract and variable life insurance contract owners; or (f) a decision by an insurer to disregard the voting instructions of contract owners.  The Board shall promptly inform the Company if it determines that an irreconcilable material conflict exists and the implications thereof.
7.2.           The Company will report any potential or existing conflicts of which it is aware to the Board.  The Company will assist the Board in carrying out its responsibilities under the Shared Funding Exemptive Order, by providing the Board with all information reasonably necessary for the Board to consider any issues raised.  This includes, but is not limited to, an obligation by the Company to inform the Board whenever contract owner voting instructions are disregarded.
7.3.           If it is determined by a majority of the Board, or a majority of its disinterested trustees, that a material irreconcilable conflict exists, the Company and other Participating Insurance Companies shall, at their expense and to the extent reasonably practicable (as determined by a majority of the disinterested trustees), take whatever steps are necessary to remedy or eliminate the irreconcilable material conflict, up to and including:  (1), withdrawing the assets allocable to some or all of the separate accounts from the Fund or any Portfolio and reinvesting such assets in a different investment medium, including (but not limited to) another Portfolio of the Fund, or submitting the question whether such segregation should be implemented to a vote of all affected Contract owners and, as appropriate, segregating the assets of any appropriate group (i.e., annuity contract owners, life insurance contract owners, or variable contract owners of one or more Participating Insurance Companies) that votes in favor of such segregation, or offering to the affected contracted owners the option of making such a change; and (2), establishing a new registered management investment company or managed separate account.
7.4.           If a material irreconcilable conflict arises because of a decision by the Company to disregard contract owner voting instructions and that decision represents a minority position or would preclude a majority vote, the Company may be required, at the Fund’s election, to withdraw the Account’s investment in the Fund and terminate this Agreement; provided, however that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board.  Any such withdrawal and termination must take place within six (6) months after the Fund gives written notice that this provision is being implemented, and until the end of that six month period the Underwriter and Fund shall continue to accept and implement orders by the Company for the purchase (and redemption) of shares of the Fund.
7.5.           If a material irreconcilable conflict arises because a particular state insurance regulator’s decision applicable to the Company conflicts with the majority of other state regulators, then the Company will withdraw the affected Account’s investment in the Fund and terminate this Agreement within six months after the Board informs the Company in writing that it has determined that such decision has created an irreconcilable material conflict; provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board.  Until the end of the foregoing six month period, the Underwriter and Fund shall continue to accept and implement orders by the Company for the purchase (and redemption) of shares of the Fund.
7.6.           For purposes of Sections 7.3 through 7.6 of this Agreement, a majority of the disinterested members of the Board shall determine whether any proposed action adequately remedies any irreconcilable material conflict, but in no event will the Fund be required to establish a new funding medium for the Contracts.  The Company shall not be required by Section 7.3 to establish a new funding medium for the Contracts if an offer to do so has been declined by vote of a majority of Contract owners materially adversely affected by the irreconcilable material conflict.  In the event that the Board determines that any proposed action does not adequately remedy any irreconcilable material conflict, then the Company will withdraw the Account’s investment in the Fund and terminate this Agreement within six (6) months after the Board informs the Company in writing of the foregoing determination, provided, however, that such withdrawal and termination shall be limited to the extent required by any such material irreconcilable conflict as determined by a majority of the disinterested members of the Board.
7.7.           If and to the extent that Rule 6e-2 and Rule 6e-3 (T) are amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provision of the Act or the rules promulgated thereunder with respect to mixed or shared funding (as defined in the Shared Funding Exemptive Order) on terms and conditions materially different from those contained in the Shared Funding Exemptive Order, then (a) the Fund and/or the Participating Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with Rules 6e-2 and 6e-3 (T), as amended, and Rule 6e-3, as adopted, to the extent such rules are applicable; and (b) Sections 3.4, 3.5, 7.1, 7.2, 7.3, 7.4, and 7.5 of this Agreement shall continue in effect only to the extent that terms and conditions substantially identical to such Sections are contained in such Rule(s) as so amended or adopted.

ARTICLE VIII.       Indemnification

8.1.           Indemnification By The Company

8.1(a).                      The Company agrees to indemnify and hold harmless the Fund and each of its Trustees and officers and each person, if any, who controls the Fund within the meaning of Section 15 of the 1933 Act (collectively, the “Indemnified Parties” for purposes of this Section 8.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company) or litigation (including legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Fund’s shares or the Contracts and:
(i)
arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the Registration Statement or prospectus for the Contracts or contained in the Contracts or sales literature for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnity shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Company by or on behalf of the Fund for use in the Registration Statement or prospectus for the Contracts or in the Contracts or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

(ii)
arise out of or as a result of statements or representations (other than statements or representations contained in the Registration Statement, prospectus or sales literature of the Fund not supplied by the Company, or persons under its control) or wrongful conduct of the Company or persons under its control, with respect to the sale or distribution of the Contracts or Fund Shares; or

(iii)
arise out of any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, prospectus, or sales literature of the Fund or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such a statement or omission was made in reliance upon information furnished to the Fund by or on behalf of the Company; or

(iv)	arise as a result of any failure by the Company to provide the services and furnish the materials under the terms of this Agreement; or

        -  -

(v)
arise out of or result from any material breach of any representation and/or warranty made by the Company in this Agreement or arise out of or result from any other material breach of this Agreement by the Company, as limited by and in accordance with the provisions of Sections 8.1(b) and 8.1(c) hereof.

8.1(b).  The Company shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party’s willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party’s duties or by reason of such Indemnified Party’s reckless disregard of obligations or duties under this Agreement or to the Fund, whichever is applicable.
8.1(c).                      The Company shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Company in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Company of any such claim shall not relieve the Company from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision.  In case any such action is brought against the Indemnified Parties, the Company shall be entitled to participate, at its own expense, in the defense of such action.  The Company also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action.  After notice from the Company to such party of the Company’s election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Company will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.
8.1(d).                      The Indemnified Parties will promptly notify the Company of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Fund Shares or the Contracts or the operation of the Fund.
8.2.           Indemnification by the Underwriter

8.2(a).                      The Underwriter agrees to indemnify and hold harmless the Company and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (collectively, the “Indemnified Parties” for purposes of this Section 8.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Underwriter) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Fund’s shares or the Contracts and:

        -  -

(i)           arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or prospectus or sales literature of the Fund (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with the information furnished to the Underwriter or Fund by or on behalf of the Company for use in the Registration Statement or prospectus for the Fund or in sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Fund shares; or
(ii)           arise out of or as a result of statements or representations (other than statements or representations contained in the Registration Statement, prospectus or sales literature for the Contracts not supplied by the Underwriter or persons under its control) or wrongful conduct of the Fund, Adviser or Underwriter or persons under their control, with respect to the sale or distribution of the Contracts or Fund shares; or
(iii)           arise out of any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, prospectus, or sales literature covering the Contracts, or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Company by or on behalf of the Fund; or
(iv)           arise as a result of any failure by the Fund to provide the services and furnish the materials under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the diversification requirements specified in Article VI of this Agreement); or
(v)           arise out of or result from any material breach of any representation and/or warranty made by the Underwriter in this Agreement or arise out of or result from any other material breach of this Agreement by the Underwriter; as limited by and in accordance with the provisions of Sections 8.2(b) and 8.2(c) hereof.
8.2(b).                      The Underwriter shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party’s willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party’s duties or by reason of such Indemnified Party’s reckless disregard of obligations and duties under this Agreement or to each Company or the Account, whichever is applicable.

        -  -

8.2(c).                      The Underwriter shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Underwriter in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Underwriter of any such claim shall not relieve the Underwriter from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision.  In case any such action is brought against the Indemnified Parties, the Underwriter will be entitled to participate, at its own expense, in the defense thereof.  The Underwriter also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action.  After notice from the Underwriter to such party of the Underwriter’s election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Underwriter will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.
8.2(d).                      The Company agrees promptly to notify the Underwriter of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the issuance or sale of the Contracts or the operation of the Account.

        -  -

8.3.           Indemnification By the Fund

8.3(a).                      The Fund agrees to indemnify and hold harmless the company, and each of its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act (collectively, the “Indemnified Parties” for purposes of this Section 8.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Fund) or litigation (including legal and other expenses) to which the Indemnified Parties may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements result from the gross negligence, had faith or willful misconduct of the Trustees or any member thereof, are related to the operations of the Fund and:
(i)
arise as a result of any failure by the Fund to provide the services and furnish the materials under the terms of this Agreement (including a failure to comply with the diversification requirements specified in Article VI of this Agreement); or

(ii)
arise out of or result from any material breach of any representation and/or warranty made by the Fund in this Agreement or arise out of or result from any other material breach of this Agreement by the Fund; as limited by and in accordance with the provisions of Sections 8.3(b) and 8.3(c) hereof.

8.3(b).                      The Fund shall not be liable under this indemnification provision with respect to any losses, claims, damages or liabilities or litigation to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party’s willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party’s duties or by reason of such Indemnified Party’s reckless disregard of obligations and duties under this Agreement or to the Company, the Fund, the Underwriter or each Account, whichever is applicable.
8.3(c).                      The Fund shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Fund in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Fund of any such claim shall not relieve the Fund from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision.  In case any such action is brought against the Indemnified Parties, the Fund will be entitled to participate, at its own expense, in the defense thereof.  The Fund also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action.  After notice from the Fund to such party of the Fund’s election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Fund will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.
8.3(d).                      The Company and the Underwriter agree promptly to notify the Fund of the commencement of any litigation or proceedings against it or any of its respective officers or directors in connection with this Agreement, the issuance or sale of the Contracts, with respect to the operation of either Account, or the sale or acquisition of shares of the Fund.

ARTICLE IX.                                Applicable Law

9.1.           This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the Commonwealth of Massachusetts.
9.2.           This Agreement shall be subject to the provisions of the 1933, 1934 and 1940 acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the Securities and Exchange Commission may grant (including, but not limited to, the Shared Funding Exemptive Order) and the terms hereof shall be interpreted and construed in accordance therewith.

ARTICLE X.                                Termination

10.1.                      This Agreement shall terminate:
(a)           at the option of any party upon one year advance written notice to the other parties; provided, however such notice shall not be given earlier than one year following the date of this Agreement; or
(b)           at the option of the Company to the extent that shares of Portfolios are not reasonably available to meet the requirements of the Contracts as determined by the Company, provided however, that such termination shall apply only to the Portfolio(s) not reasonably available.  Prompt notice of the election to terminate for such cause shall be furnished by the Company; or
(c)           at the option of the Fund in the event that formal administrative proceedings are instituted against the Company by the National Association of Securities Dealers, Inc. (“NASD”), the Securities and Exchange Commission, the Insurance Commissioner or any other regulatory body regarding the Company’s duties under this Agreement or related to the sale of the Contracts, with respect to the operation of either Account, or the purchase of the Fund shares, provided, however, that the Fund determines in its sole judgment exercised in good faith, that any such administrative proceedings will have a material adverse effect upon the ability of the Company to perform its obligations under this Agreement; or
(d)           at the option of the Company in the event that formal administrative proceedings are instituted against the Fund or Underwriter by the NASD, the Securities and Exchange Commission, or any state securities or insurance department or any other regulatory body, provided, however, that the Company determines in its sole judgment exercised in good faith, that any such administrative proceedings will have a material adverse effect upon the ability of the Fund or Underwriter to perform its obligations under this Agreement; or
(e)           with respect to the Account, upon requisite vote of the Contract owners having an interest in such Account (or any subaccount) to substitute the shares of another investment company for the corresponding Portfolio shares of the Fund in accordance with the terms of the Contracts for which those Portfolio shares had been selected to serve as the underlying investment media.  The Company will give 30 days’ prior written notice to the Fund of the date of any proposed vote to replace the Fund’s shares; or

(f)           at the option of the Company, in the event any of the Fund’s shares are not registered, issued or sold in accordance with applicable state and/or federal law or such law precludes the use of such shares as the underlying investment media of the Contracts issued or to be issued by the Company; or
(g)           at the option of the Company, if the Fund ceases to qualify as a Regulated Investment Company under Subchapter M of the Code or under any successor or similar provision, or if the Company reasonably believes that the Fund may fail to so qualify; or
(h)           at the option of the Company, if the Fund fails to meet the diversification requirements specified in Article VI hereof; or
(i)           at the option of either the Fund or the Underwriter, if (1) the Fund or the Underwriter, respectively, shall determine, in their sole judgment reasonably exercised in good faith, that the Company has suffered a material adverse change in its business or financial condition or is the subject of material adverse publicity and such material adverse change or material adverse publicity will have a material adverse impact upon the business and operations of either the Fund or the Underwriter, (2) the Fund or the Underwriter shall notify the Company in writing of such determination and its intent to terminate this Agreement, and (3) after considering the actions taken by the Company and any other changes in circumstances since the giving of such notice, such determination of the Fund or the Underwriter shall continue to apply on the sixtieth (60th) day following the giving of such notice, which sixtieth day shall be the effective date of termination; or
(j)           at the option of the Company, if (1) the Company shall determine, in its sole judgment reasonably exercised in good faith, that either the Fund or the Underwriter has suffered a material adverse change in its business or financial condition or is the subject of material adverse publicity and such material adverse change or material adverse publicity will have a material adverse impact upon the business and operations of the Company, (2) the Company shall notify the Fund and the Underwriter in writing of such determination and its intent to terminate the Agreement, and (3) after considering the actions taken by the Fund and/or the Underwriter and any other changes in circumstances since the giving of such notice, such determination shall continue to apply on the sixtieth (60th) day following the giving of such notice, which sixtieth day shall be the effective date of termination; or
(k)           at the option of either the Fund or the Underwriter, if the Company gives the Fund and the Underwriter the written notice specified in Section 1.6(b) hereof and at the time such notice was given there was no notice of termination outstanding under any other provisions of this Agreement; provided, however any termination under this Section 10.1(k) shall be effective forty-five (45) days after the notice specified in Section 1.6(b) was given.
10.2.                      It is understood and agreed that the right of any party hereto to terminate this Agreement pursuant to Section 10.1(a) may be exercised for any reason or for no reason.
10.3.                      Notice Requirement.  No termination of this Agreement shall be effective unless and until the party terminating this Agreement gives prior written notice to all other parties to this Agreement of its intent to terminate which notice shall set forth the basis for such termination.  Furthermore,

(a)           In the event that any termination is based upon the provisions of Article VII, or the provision of Section 10.1(a), 10.1(i), 10.1(j) or 10.1(k) of this Agreement, such prior written notice shall be given in advance of the effective date of termination as required by such provisions; and
(b)           in the event that any termination is based upon the provisions of Section 10.1(c) or 10.1(d) of this Agreement, such prior written notice shall be given at least ninety (90) days before the effective date of termination.
10.4.                      Effect of Termination.  Notwithstanding any termination of this Agreement, the Fund and the Underwriter shall at the option of the Company, continue to make available additional shares of the Fund pursuant to the terms and conditions of this Agreement, for all Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as “Existing Contracts”).  Specifically, without limitation, the owners of the Existing Contracts shall be permitted to reallocate investments in the Fund, redeem investments in the Fund and/or invest in the Fund upon the making of additional purchase payments under the Existing Contracts.  The parties agree that this Section 10.4 shall not apply to any terminations under Article VII and the effect of such Article VII terminations shall be governed by Article VII of this Agreement.

10.5.                      The Company shall not redeem Fund shares attributable to the Contracts (as opposed to Fund shares attributable to the Company’s assets held in either Account) except (i) as necessary to implement Contract Owner initiated transactions, or (ii) as required by state and/or federal laws or regulations or judicial or other legal precedent of general application (hereinafter referred to as a “Legally Required Redemption”).  Upon request, the Company will promptly furnish to the Fund and the Underwriter the opinion of counsel for the Company (which counsel shall be reasonably satisfactory to the Fund and the Underwriter) to the effect that any redemption pursuant to clause (ii) above is a Legally Required Redemption.  Furthermore, except in cases where permitted under the terms of the Contracts, the Company shall not prevent Contract Owners from allocating payments to a Portfolio that was otherwise available under the Contracts without first giving the Fund or the Underwriter 90 days notice of its intention to do so.

ARTICLE XI.                                Notices
Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Fund:
82 Devonshire Street
Boston, Massachusetts  02109
Attention:  Treasurer

If to the Company:
One Nationwide Plaza
Columbus, OH  43216
Attention:  President

If to the Underwriter:

82 Devonshire Street
Boston, Massachusetts  02109
Attention:  Treasurer

ARTICLE XII.                                Miscellaneous

12.1.                      All persons dealing with the Fund must look solely to the property of the Fund for the enforcement of any claims against the Fund as neither the Trustees, officers, agent or shareholders assume any personal liability for obligations entered into on behalf of the Fund.  This provision shall not limit the liability of the Underwriter for any claim by the Company or any other person in connection with this Agreement.
12.2.                      Subject to the requirements of legal process and regulatory authority, each party hereto shall treat as confidential the names and addresses of the owners of the Contracts and all information reasonably identified as confidential in writing by any other party hereto and, except as permitted by this Agreement, shall not disclose, disseminate or utilize such names and addresses and other confidential information until such time as it may come into the public domain without the express written consent of the affected party.
12.3.                      The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

12.4.                      This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.
12.5.                      If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.
12.6.                      Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the Securities and Exchange Commission, the NASD and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.  Notwithstanding the generality of the foregoing, each party hereto further agrees to furnish the California Insurance Commissioner with any information or reports in connection with services provided under this Agreement which such Commissioner may request in order to ascertain whether the variable life insurance and variable annuity operations of the Company are being conducted in a manner consistent with the California Variable Life Insurance Regulations and any other applicable law or regulations.
12.7.                      The Fund and Underwriter agree that to the extent any advisory or other fees received by the Fund, the Underwriter or the Adviser are determined to be unlawful in legal or administrative proceedings under the 1973 NAIC model variable life insurance regulation in the states of Colorado, Maryland, Massachusetts, Michigan or Pennsylvania, the Underwriter shall indemnify and reimburse the Company for any out of pocket expenses and actual damages the Company has incurred as a result of any such proceeding; provided however that the provisions of Section 8.2(b) of this and 8.2(c) shall apply to such indemnification and reimbursement obligation.  Such indemnification and reimbursement obligation shall be in addition to any other indemnification and reimbursement obligations of the Fund and/or the Underwriter under this Agreement.
12.8.                      The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.
12.9.                      The terms and conditions contained herein constitute the entire agreement between the parties hereto and shall superseded all communications, representations, or agreement, either oral or written, between the parties hereto with respect to the subject matter hereof, and no agreement, amendment or understanding varying the terms and conditions hereof shall be binding on either party hereto unless in writing and signed by duly authorized representatives of each party.
IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.
Company:
By its authorized officers,

NATIONWIDE LIFE INSURANCE COMPANY

By:           ___________________________________
[J E Brock]
SEAL                                                                                     Title:        _[Vice President]_____________________
Date:       _[July 25, 1988]______________________

VARIABLE INSURANCE PRODUCTS FUND
By its authorized officer,

By:
SEAL                                                                                      Title:                      ___________________________________
Date:                      _______[August 5, 1988]_______________

Underwriter:

FIDELITY DISTRIBUTORS CORPORATION
By its authorized officer,

By:                        ___________________________________
SEAL                                                                                     Title:                      _____[President]______________________
Date:                      _____[August 5, 1988]_________________

Schedule A

Contracts

1.           Contract form …………..
Variable Annuity Insurance Policy identified as Form Number “Life 2662”
Variable Life Insurance Policy identified as Form Number “VLO 21”
(and such other numbers as may be required by state law)

Schedule C

Name of Account                                                                           Date of Resolution of Company’s Board which established the Account.

Nationwide Variable Account – II                                                                       October 7, 1981

VLI Separate Account – 2                                                                                     May 7, 1987

SCHEDULE B

PROXY VOTING PROCEDURE

The following is a list of procedures and corresponding responsibilities for the handling of proxies relating to the Fund by the Underwriter, the Fund and the Company.  The defined terms herein shall have the meanings assigned in the Participation Agreement except that the term “Company” shall also include the department or third party assigned by the Insurance Company to perform the steps delineated below.

1.
The number of proxy proposals is given to the Company by the Underwriter as early as possible before the date set by the Fund for the shareholder meeting (the “Record Date”) to facilitate the establishment of tabulation procedures.  At this time the Underwriter will inform the Company of the Record, Mailing and Meeting dates.  This will be done verbally approximately two months before meeting.

2.
Promptly after the Record Date, the Company will perform a “tape run,” or other activity, which will generate the names, addresses and number of units/shares which are attributed to each contract owner/policyholder (the “Customer”) as of the Record Date.  Allowance should be made for account adjustments made after this date that could affect the status of the Customers’ accounts as of the Record Date.

Note:
The number of voting instruction cards is determined by the activities described in Step #2.  The Company will use its best efforts to call in the number of Customers to Fidelity, as soon as possible, but no later than two weeks after the Record Date.

3.
The Fund’s Annual Report must be sent to each Customer by the Company either before or together with the Customers’ receipt of a proxy statement.  Underwriter will provide at least one copy of the last Annual Report to the Company.

4.
The text and format for the Voting Instruction Cards (“Cards” or “Card”) is provided to the Company by the Fund.  The Company, at its expense, shall produce and personalize the Voting Instruction Cards with the name, address, and number of units/shares for each customer.  (This and related steps may occur later in the chronological process due to possible uncertainties relating to the proposals.)

5.	Company will, at its expense, print account information on the Cards.

6.	Allow approximately 2-4 business days for printing information on the Cards. Information commonly found on the Cards includes:

a.	name (legal name as found on account registration)
b.	address
c.	Fund or account number
d.	coding to state number of shares/units (depends upon tabulation process used by the computer system, i.e. whether or not system knows numbers of shares held just by “reading” the account number)
e.	individual Card number for use in tracking and verification of votes (already on Cards as printed by the Fund)

Note:	When the Cards are printed by the Fund, each Card is numbered individually to guard against potential Card/vote duplication.

7.
During this time, the Legal Department of the Underwriter or its affiliate (“Fidelity Legal”) will develop, produce, and the Fund will pay for the Notice of Proxy and the Proxy Statement (one document).  Printed and folded notices and statements will be sent to Company for insertion into envelopes (envelopes and return envelopes are provided and paid for by the Insurance Company).  Contents of envelope sent to Customers by Company will include:

a.	Voting Instruction Card
b.	proxy notice and statement (one document)
c.	return envelope (postage pre-paid by Company) addressed to the Company or its tabulation agent
d.
“urge buckslip” – optional, but recommended.  (This is a small, single sheet of paper that requests Customers to vote as quickly as possible and that their vote is important.  One copy will be supplied by the Fund.)

e.	cover letter – optional, supplied by Company and reviewed and approved in advance by Fidelity Legal.

8.
The above contents should be received by the Company approximately 3-5 business days before mail date.  Individual in charge at Company reviews and approves the contents of the mailing package to ensure correctness and completeness.  Copy of this approval sent to Fidelity Legal.

9.	Package mailed by the Company.
*
The Fund must allow at least a 15-day solicitation time to the Company as the shareowner.  (A 5-week period is recommended, but not necessary, to receive a proper response percentage.)  Solicitation time is calculated as days from (but not including) the meeting, counting backwards.

**
If the Customers were actually the shareholders, at least 50% of the outstanding shares must be represented and 66 2/3% of that 50% must have voted affirmatively on the proposals to have an effective vote.  However, since the Company is the shareholder, the Customers’ votes will (except in certain limited circumstances) be used to dictate how the Company will vote.

10.
Collection and tabulation of Cards begins.  Tabulation usually takes place in another department or another vendor depending on process used.  An often used procedure is to sort Cards on arrival into vote categories of all yes, no, or mixed replies, and to begin data entry.

*	Postmarks are not generally needed. A need for postmark information would be due to an insurance company’s internal procedure and has not been required by Fidelity in the past.

11.	Signatures on Card checked against legal name on account registration which was printed on the Card.

*	This verifies whether an individual has signed correctly for self with the same name as is on the account registration.
For Example:

If the account registration is under “Bertram C. Jones, Trustee,” then that is the exact legal name to be printed on the Card and is the signature needed on the Card.

12.
If Cards are mutilated, or for any reason are illegible or are not signed properly, they are sent back to Customer with an explanatory letter, a new Card and return envelope.  The mutilated or illegible Card is disregarded and considered to be not received for purposes of vote tabulation.  Any Cards that have “kicked out” (e.g. mutilated, illegible) of the procedure are “hand verified,” i.e. examined as to why they did not complete the system.  Any questions on those Cards are usually remedied individually.

13.
There are various control procedures used to ensure proper tabulation of votes and accuracy of that tabulation.  The most prevalent is to sort the Cards as they first arrive into categories depending upon their vote; an estimate of how the vote is progressing may be calculated.  If the initial estimates and the actual vote do not coincide, then an internal audit of that vote should occur.  This may entail a recount.

14.	The actual tabulation of votes is done in units and in shares. (It is very important that the Fund receives tabulations stated in terms of a percentage and the number of shares.)

15.	Final tabulation in shares is verbally given by the Company to the Legal Department on the morning of the meeting by 10:00 a.m. Boston time.

16.	Vote is verified by the Company and is sent to Fidelity Legal.

17.
Company then votes its proxy in accordance with the votes received from the Customers the morning of the meeting (except in limited circumstances as may be otherwise required by law).  A letter documenting the Company’s vote is supplied by Fidelity Legal and is sent to officer of company for his signature.  This letter is normally sent after the meeting has taken place.

18.
The Company will be required to box and archive the Cards received from the Customers.  In the event that any vote is challenged or if otherwise necessary for legal, regulatory, or accounting purposes, Fidelity will be permitted reasonable access to such Cards.

19.	All approvals and “signing-off” may be done orally, but must always be followed up in writing.

20.
During tabulation procedures, the Fund and Company determine if a resolicitation is required and what form that resolicitation should take, whether it should be by a mailing, or by recorded telephone line.  A resolicitation is considered when the vote response is slow and it appears that not enough votes would be received by the meeting date.  The meeting could be adjourned to leave enough time for the resolicitation.

A determination is made by the Company and the Fund to find the most cost effective candidates for resolicitation.  These are customers who have not yet voted, but whose balances are large enough to bring in the required vote with minimal costs.

a.
By mail:  Fidelity Legal amends the voting instruction cards, if necessary, and writes a resolicitation letter.  The Fund supplies these to the Company.  The Company generates a mailing list etc., as per step 2 onward.

b.	By phone: Rarely used. This must be done on a recorded line. Fidelity Legal and the Fund will supply the necessary procedures and script if a phone resolicitation were to be required.

PRODUCT/COMPENSATION GLOSSARY

OPUS 1 Products:

Arranger	A variable return contract consisting of ten mutual fund options with a range of investment objectives.

Virtuoso 1	A guaranteed return contract with a quarterly interest guarantee that is based upon the five year Treasury Note yield.

Virtuoso 2	A guaranteed return contract that provides an annual interest guarantee with a minimum rate for the following year.

Virtuoso 3	A Guaranteed Investment Contract that offers an interest rate guaranteed until a specified maturity date, based on a committed level of deposits being received during a specified period of time.

Exchange:	Moving money from one companion contract to another, or among the mutual funds of the Arranger contract. Exchanges are not subject to a sales charge.

Transfer:	Moving money from an OPUS 1 group annuity contract to a funding successor. Transfers may be subject to a sales charge.

Companion Contracts:	All of the OPUS 1 contracts may be companioned, meaning money can be moved between contracts (or among the Arranger’s mutual funds) without incurring a sales charge.

Contingent Deferred	A declining and disappearing rear-end
Sales Charge (CDSC):	charge that may be applied to certain withdrawals from the contract.

Compensation:	The total of all payments made to the PPA as General Agent.

Commission:	Compensation payments which are a percentage of deposits to OPUS 1 contracts.

Commission Trailer:	Compensation payments which are a percentage of assets held in OPUS 1 group annuity contracts.

Add-On Trailer:	An additional trailer over and above the commission trailer which may be selected, subject to a maximum.

Incremental Pricing Value:	An actuarial pricing parameter used by Nationwide which reflects the cost of providing a specified Add-On Trailer.

Asset Management Charge:	A charge specified in the Arranger contract that is withdrawn monthly. This charge varies according to the Compensation Table chosen.

Deduction From Gross Rate:	The reduction from the gross interest rate for the Virtuoso contracts. This deduction varies according to the Compensation Table chosen.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND
ADDENDUM NO. 1 TO SCHEDULE C

SCHEDULE C

Name of Account                                                                                                Date of Resolution of
                                          Which Company’s Board
                           Established the Account

Nationwide Variable Account                                                                          March 3, 1976

Nationwide Variable Account – II                                                                   October 7, 1981

Nationwide Deferred Compensation                                                               July 10, 1974
Variable Account

Nationwide Qualified Plans Variable Account                                               June 6, 1984

Nationwide Multi Flex Variable Account                                                        October 7, 1981

Nationwide Variable Account – 8                                                                    August 3, 1995

Nationwide Variable Account – 9                                                                    May 22, 1997

Nationwide VA Separate Account – A                                                           May 6, 1987

Nationwide VA Separate Account – B                                                            March 6, 1991

Nationwide VA Separate Account – C                                                            July 24, 1991

Nationwide VLI Separate Account – 2                                                             May 7, 1987

Nationwide VLI Separate Account – 4                                                             December 3, 1987

Nationwide VL Separate Account – C                                                              July 22, 1997

Nationwide VL Separate Account – A                                                             August 8, 1984

IN WITNESS WHEREOF, the parties hereto cause this Addendum No. 1 to Schedule C to be executed as of the date(s) set forth below:

VARIABLE INSURANCE PRODUCTS FUND

By:           ___________________________                                                                                                             Date: _____[2/2/98]____________
[Robert C. Pozen]
Title:       [Senior Vice President]

FIDELITY DISTRIBUTORS CORPORATION

By:           ______________________________                                                                                                        Date:  ______[1/28/98]_________

Title:        [Vice President]__________

NATIONWIDE LIFE INSURANCE COMPANY and NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY FOR THE COMPANIES AND ON BEHALF OF THE VARIABLE ACCOUNTS SET FORTH IN SCHEDULE C.

By:           ______________________________                                                                                                        Date: ____January 22, 1998_____
[Joseph P. Rath]
Title:        Vice President _____
Product and Market Compliance

AMENDMENT NO. 1

This Amendment dated as of November 1, 1991, to the Participation Agreement among Nationwide Life Insurance Company (the “Company”), Variable Insurance Products Fund II (the “Fund”) and Fidelity Distributors Corporation (the “Underwriter”) dated July 15, 1989 (the “Agreement”).

In consideration of the mutual promises herein, the Company, the Underwriter and the Fund hereby agree to amend the Agreement as follows:

1.	By deleting Section 1.4 in its entirety and by substituting the following therefor:

“1.4           The Fund and the Underwriter shall not sell Fund shares to any insurance company or separate account unless an agreement containing provision substantially the same as Articles I, II, V, VII and Section 2.5 of Article II of this Agreement is in effect to govern such sales.”

2.	By deleting Section 2.12 in its entirety.

3.	By deleting Section 10.1 in its entirety and by substituting the following therefor:

“10.1                      This Agreement shall continue in full force and effect until the first to occur of:

(a)	termination by any party for any reason by six months’ advance written notice delivered to the other parties; or

(b)
termination by the Company by written notice to the Fund and the Underwriter with respect to any Portfolio based upon the Company’s determination that shares of such Portfolio are not reasonably available to meet the requirements of the Contracts; or

(c)
termination by the Company by written notice to the Fund and the Underwriter with respect to any Portfolio in the event any of the Portfolio’s shares are not registered, issued or sold in accordance with applicable state and/or federal law or such law precludes the use of such shares as the underlying investment media of the Contracts issued or to be issued by the Company; or

(d)
termination by the Company by written notice to the Fund and the Underwriter with respect to any Portfolio in the even that such Portfolio ceases to qualify as a Regulated Investment Company under Subchapter M of the Code or under any successor or similar provision, or if the Company reasonably believes that the Fund may fail to so qualify; or

(e)
termination by the Company by written notice to the Fund and the Underwriter with respect to any Portfolio in the event that such Portfolio fails to meet the diversification requirements specified in Article VI hereof; or

(f)
termination by either the Fund or the Underwriter by written notice to the Company, if either one or both of the Fund or the Underwriter respectively, shall determine, in their sole judgment exercised in good faith, that the Company and/or its affiliated companies has suffered a material adverse change in its business, operations, financial condition or prospects since the date of this Agreement or is the subject of material adverse publicity; or

(g)
termination by the Company by written notice to the Fund and the Underwriter, if the Company shall determine, in its sole judgment exercised in good faith, that either the Fund or the Underwriter has suffered a material adverse change in its business, operations, financial condition or prospects since the date of this Agreement or is the subject of material adverse publicity; or

(h)
termination by the Fund or the Underwriter by written notice to the Company, if the Company gives the Fund and the Underwriter written notice specified in Section 1.6(b) hereof and at the time such notice was given there was no notice of termination outstanding under any other provision of this Agreement; provided, however, any termination under this Section 10.1(h) shall be effective forty-five (45) days after the notice specified in Section 1.6(b) was given.

4.	By deleting Sections 10.2 and 10.3 in their entirety.

5.	By renumbering Sections 10.4 and 10.5 to Sections 10.2 and 10.3, respectively.

6.	By adding the following Section 12.9 to Article XII:

“12.9.                      This Agreement or any of the rights and obligations hereunder may not be assigned by any party without the prior written consent of all parties hereto; provided, however, that the Underwriter may assign this Agreement or any rights or obligations hereunder to any affiliate of or Company under common control with the Underwriter, if such assignee is duly licensed and registered to perform the obligations of the Underwriter under this Agreement.”

7.	By adding the following Section 12.10 to Article XII:

“12.10                      The Company shall furnish, or shall cause to be furnished, to the Fund or its designee copies of the following reports:

(a)
the Company’s annual statement (prepared under statutory accounting principles) and annual report (prepared under generally accepted accounting principles (“GAAP”)), as soon as practical and in any event within 90 days after the end of each fiscal year;

(b)	the Company’s quarterly statements (statutory and GAAP), as soon as practical and in any event within 45 days after the end of each quarterly period;

(c)	any financial statement, proxy statement, notice or report of the Company sent to stockholders and/or policyholders, as soon as practical after the delivery thereof to stockholders;

(d)
any registration statement (without exhibits) and financial reports of the Company filed with the Securities and Exchange Commission or any state insurance regulator, as soon as practical after the filing thereof; and

(e)
any other report submitted to the Company by independent accountants in connection with any annual, interim or special audit made by them of the books of the Company, as soon as practical after the receipt thereof.

8.	By attaching to and making a part of the Agreement a copy of this Amendment No. 1.

9.	The Agreement, as amended hereby is and shall remain in full force and effect.

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative as of the date first written above.

NATIONWIDE LIFE INSURANCE COMPANY

By:           ____________________________________

Name:                      __[Joseph F. Ciminero]__________________

Title:                      Vice President – Financial Operations______

VARIABLE INSURANCE PRODUCTS FUND

By:           ______________________________________

Name:                      ___[J. Gary Burkhead]____________________

Title:                      Senior Vice President_____________________

FIDELITY DISTRIBUTORS CORPORATION

By:           _______________________________________

Name:                      _______________________________________

Title:                      _______________________________________

AMENDMENT NO. 2

This Amendment dated as of November 1, 1991, to the Participation Agreement among Nationwide Life Insurance Company (the “Company”), Variable Insurance Products Fund (the “Fund”) and Fidelity Distributors Corporation (the “Underwriter”) dated May 1, 1988 (the “Agreement”).

In consideration of the mutual promises herein, the Company, the Underwriter and the Fund hereby agree to amend the Agreement as follows:

1.	By deleting Section 1.4 in its entirety and by substituting the following therefor:

“1.4           The Fund and the Underwriter shall not sell Fund shares to any insurance company or separate account unless an agreement containing provision substantially the same as Articles I, III, V, VII and Section 2.5 of Article II of this Agreement is in effect to govern such sales.”

2.	By deleting Section 2.12 in its entirety.

3.	By deleting Section 10.1 in its entirety and by substituting the following therefor:

“10.1                      This Agreement shall continue in full force and effect until the first to occur of:

(a)	termination by any party for any reason by six months’ advance written notice delivered to the other parties; or

(b)
termination by the Company by written notice to the Fund and the Underwriter with respect to any Portfolio based upon the Company’s determination that shares of such Portfolio are not reasonably available to meet the requirements of the Contracts; or

(c)
termination by the Company by written notice to the Fund and the Underwriter with respect to any Portfolio in the event any of the Portfolio’s shares are not registered, issued or sold in accordance with applicable state and/or federal law or such law precludes the use of such shares as the underlying investment media of the Contracts issued or to be issued by the Company; or

(d)
termination by the Company by written notice to the Fund and the Underwriter with respect to any Portfolio in the event that such Portfolio ceases to qualify as a Regulated Investment Company under Subchapter M of the Code or under any successor or similar provision, or if the Company reasonably believes that the Fund may fail to so qualify; or

(e)
termination by the Company by written notice to the Fund and the Underwriter with respect to any Portfolio in the event that such Portfolio fails to meet the diversification requirements specified in Article VI hereof; or

(f)
termination by either the Fund or the Underwriter by written notice to the Company, if either one or both of the Fund or the Underwriter respectively, shall determine, in their sole judgment exercised in good faith, that the Company and/or its affiliated companies has suffered a material adverse change in its business, operations, financial condition or prospects since the date of this Agreement or is the subject of material adverse publicity; or

(g)
termination by the Company by written notice to the Fund and the Underwriter, if the Company shall determine, in its sole judgment exercised in good faith, that either the Fund or the Underwriter has suffered a material adverse change in its business, operations, financial condition or prospects since the date of this Agreement or is the subject of material adverse publicity; or

(h)
termination by the Fund or the Underwriter by written notice to the Company, if the Company gives the Fund and the Underwriter the written notice specified in Section 1.6(b) hereof and at the time such notice was given there was no notice of termination outstanding under any other provision of this Agreement; provided, however, any termination under this Section 10.1(h) shall be effective forty-five (45) days after the notice specified in Section 1.6(b) was given.

4.	By deleting Sections 10.2 and 10.3 in their entirety.

5.	By renumbering Sections 10.4 and 10.5 to Sections 10.2 and 10.3, respectively.

6.	By adding the following Section 12.10 to Article XII:

“12.10.                      This Agreement or any of the rights and obligations hereunder may not be assigned by any party without the prior written consent of all parties hereto; provided, however, that the Underwriter may assign this Agreement or any rights or obligations hereunder to any affiliate of or company under common control with the Underwriter, if such assignee is duly licensed and registered to perform the obligations of the Underwriter under this Agreement.”

7.	By adding the following Section 12.11 to Article XII:

“12.11.                      The Company shall furnish, or shall cause to be furnished, to the Fund or its designee copies of the following reports:

(a)
the Company’s annual statement (prepared under statutory accounting principles) and annual report (prepared under generally accepted accounting principles (“GAAP”)), as soon as practical and in any event within 90 days after the end of each fiscal year;

(b)	the Company’s quarterly statements (statutory and GAAP), as soon as practical and in any event within 45 days after the end of each quarterly period;

(c)	any financial statement, proxy statement, notice or report of the Company sent to stockholders and/or policyholders, as soon as practical after the delivery thereof to stockholders;

(d)
any registration statement (without exhibits) and financial reports of the Company filed with the Securities and Exchange Commission or any state insurance regulator, as soon as practical after the filing thereof; and

(e)
any other report submitted to the Company by independent accountants in connection with any annual, interim or special audit made by them of the books of the Company, as soon as practical after the receipt thereof.

8.	By attaching to and making a part of the Agreement a copy of this Amendment No. 2.

9.	The Agreement, as amended hereby is and shall remain in full force and effect.

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative as of the date first written above.

NATIONWIDE LIFE INSURANCE COMPANY

By:           _____________________________________

Name:                      ___[Joseph F. Ciminero]_________________

Title:                      Vice President – Financial Operations_______

VARIABLE INSURANCE PRODUCTS FUND

By:           ____________________________________

Name:                      ____[J. Gary Burkhead]_________________

Title:                      [Senior Vice President]___________________

FIDELITY DISTRIBUTORS CORPORATION

By:           _____________________________________

Name:                      _____________________________________

Title:                      _____________________________________

AMENDMENT NO. 3

This Amendment dated as of the __[1]___ day of June, 1992 to the Participation Agreement dated as of May 1, 1988 (the “Agreement”) among Nationwide Life Insurance Company (the “Company”), Fidelity Distributors Corporation (the “Underwriter”) and Variable Insurance Products Fund (the “Fund”).

In consideration of the mutual promises herein, the Company, the Underwriter and the Fund hereby agree to amend the Agreement as follows:

1.
By deleting Schedule A and Schedule C in their entirety and substituting therefore the attached new Schedule A and Schedule C, for the purpose of permitting shares of the Portfolios to serve as underlying investment media through the Nationwide Qualified Plans Variable Account (“QPVA”).  The QPVA is an unregistered separate account established by the Company under Ohio law to serve as an investment vehicle for Certain Group Separate Account Annuity Contracts offered by the Company in the qualified plan market.

2.	By attaching to and making a part of the Agreement a copy of this Amendment No. 3.

3.	The Agreement, as amended hereby, is and shall remain in full force and effect.

In witness whereof, each of the parties has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative as of the date first written above.

NATIONWIDE LIFE INSURANCE COMPANY

By:           ____________________________________________
Title:                      Joseph F Ciminero
Vice President – Financial Operations

FIDELITY DISTRIBUTORS CORPORATION

By:           ____________________________________________
Title:                      ____________________________________________

VARIABLE INSURANCE PRODUCTS FUND

By:           ____________________________________________
[J. Gary Burkhead]
Title:                      ____________________________________________

Schedule A:  Contracts to
Participation Agreement Among
Nationwide Life Insurance Company,
Fidelity Distributors Corporation and
Variable Insurance Products Fund

Contract Form Numbers

1.	Variable Annuity Contract Form APO 1293-3 (or such other form numbers as may be approved in other states)

2.	Variable Life Contract Form VLO-275 (or such other form numbers as may be approved in other states)

3.	Variable Annuity Contract Form Life 2662

4.	Group Separate Account Annuity Contracts Form APO-1472, APO-2243 (or such other form numbers as may be approved in other states)

Schedule C: Accounts to
Participation Agreement Among
Nationwide Life Insurance Company,
Fidelity Distributors Corporation and
Variable Insurance Products Fund

Date of Resolution of Company’s Board
Name of Account	which Established the Account

Nationwide Variable Account – II	October 7, 1981

Nationwide VLI Separate Account – 2	May 7, 1987

Nationwide Variable Account	March 3, 1976

Nationwide Qualified Plans Variable Account	June 6, 1984

AMENDMENT NO. 4

Amendment to the Participation Agreement dated as of May 1, 1988 (the “Agreement”) among Nationwide Life Insurance Company (the “Company”), Fidelity Distributors Corporation (the “Underwriter”) and Variable Insurance Products Fund (the “Fund”).

In consideration for the mutual promises herein, the Company, the Underwriter, and the Fund hereby amend the Agreement as follows:

1.
By amending Schedule A and Schedule C for the purpose of permitting shares of the Portfolios to serve as the underlying investment media through the Nationwide Multi-Flex Variable Account.  The Multi-Flex Variable Account is a registered separate account established by the Company under Ohio law to serve as an investment vehicle for certain individual variable annuity contracts offered by the company.

2.	By attaching to and making part of the Agreement a copy of this Amendment No. 4.

3.
This Agreement, as amended hereby, is and shall remain in full force and effect.  In witness whereof, each of the parties has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative as of the date first written above.

4.	This Amendment No. 4 shall be effective as of _____ day of September, 1993.

NATIONWIDE LIFE INSURANCE COMPANY

By:	____________________________________	Date:	_________[9-2-93]_________________
Title:	Joseph F. Ciminero
Vice President – Financial Operations

FIDELITY DISTRIBUTORS CORPORATION

By:	____________________________________	Date:	__________[9/9/93]________________
Title:	_______[President]____________________

VARIABLE INSURANCE PRODUCTS FUND

By:	____________________________________	Date:	___________[9/9/93]_______________
[J. Gary Burkhead]
Title:	_[Senior V. P.]________________________

Schedule A: Contracts added to
Participation Agreement Among
Nationwide Life Insurance Company,
Fidelity Distributors Corporation and
Variable Insurance Products Fund

Contract Form Numbers

Variable Annuity Contract Form APO-2025-F and APO-2195-C (or such other form numbers as may be approved in other states).

[Missing Graphic Reference]
Schedule C:  Accounts added to
Participation Agreement Among
Nationwide Life Insurance Company,
Fidelity Distributors Corporation and
Variable Insurance Products Fund

Date of Resolution of
Company’s Board which
Name of Account                                                                                                Established the Account

Nationwide Multi-Flex Variable Account                                                                                                           October 7, 1981

AMENDMENT NO. 5

Amendment to the Participation Agreement dated as of May 1, 1988 (the “Agreement”) among Nationwide Life Insurance Company (the “Company”), Fidelity Distributors Corporation (the “Underwriter”) and Variable Insurance Products Fund (the “Fund”).
In consideration for the mutual promises herein, the Company, the Underwriter, and the Fund hereby amend the Agreement as follows:

1.
By amending Schedule A for the purpose of permitting shares of the Portfolios to serve as the underlying investment media through the Nationwide Multi-Flex Variable Account for use in the NEA Valuebuilder™ Annuity Contract.

2.	By attaching to and making part of the Agreement a copy of this Amendment No. 5.

3.
This Agreement, as amended hereby, is and shall remain in full force and effect.  In witness whereof, each of the parties has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative as of the date first written above.

4.	This Amendment No. 5 shall be effective as of the 1st day of May, 1994.

NATIONWIDE LIFE INSURANCE COMPANY

By:	_________________________________________	Date:	_____[5/19/94]_______________
Title:	Joseph F Ciminero
Vice President – Financial Operations__________

FIDELITY DISTRIBUTORS CORPORATION

By:	_________________________________________	Date:	______[5/31/94]_____________
Title:	_[President]_______________________________

VARIABLE INSURANCE PRODUCTS FUND

By:	__________________________________________	Date:	______[5/25/94]_____________
[J. Gary Burkhead]
Title:	_[Senior Vice President]______________________

Schedule A: Contracts added to
Participation Agreement Among
Nationwide Life Insurance Company,
Fidelity Distributors Corporation and
Variable Insurance Products Fund

Contract Form Numbers

Variable Annuity Contract Form APO-2026 (NEA Valuebuilder™ Annuity), or such other form numbers as may be approved in other states.

AMENDMENT NO. 6

Amendment to the Participation Agreement dated as of May 1, 1988 (the “Agreement”) among Nationwide Life Insurance Company (the “Company”), Fidelity Distributors Corporation (the “Underwriter”) and Variable Insurance Products Fund (the “Fund”).
In consideration for the mutual promises herein, the Company, the Underwriter, and the Fund hereby amend the Agreement as follows:

1.
By amending Schedule A for the purpose of permitting shares of the Portfolios to serve as the underlying investment media through the Nationwide Deferred Compensation Variable Account (“DCVA”) for use in the Group Flexible Fund Retirement Contracts.

2.	By attaching to and making part of the Agreement a copy of this Amendment No. 6.

3.
This Agreement, as amended hereby, is and shall remain in full force and effect.  In witness whereof, each of the parties has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative as of the date first written above.

4.	This Amendment No. 6 shall be effective as of the 1st day of September, 1994.

NATIONWIDE LIFE INSURANCE COMPANY

By:	__________________________________________	Date:	______[9-19-94]____________
Title:	Joseph F. Ciminero
Vice President – Financial Operations____________

FIDELITY DISTRIBUTORS CORPORATION

By:	___________________________________________	Date:	__________________________
Title:	__[President]________________________________

VARIABLE INSURANCE PRODUCTS FUND

By:	___________________________________________	Date:	__________________________
[J. Gary Burkhead]
Title:	___[Senior Vice President]_____________________

Schedule A: Contracts to
Participation Agreement Among
Nationwide Life Insurance Company,
Fidelity Distributors Corporation and
Variable Insurance Products Fund

Contract Form Numbers

1.	Variable Annuity Contract Form APO 1293-3 (or such other form numbers as may be approved in other states)

2.	Variable Life Contract Form VLO-275 (or such other form numbers as may be approved in other states)

3.	Variable Annuity Contract Form Life 2662

4.	Variable Annuity Contract Form APO-2026 (NEA Valuebuilder™ Annuity) (or such other form numbers as may be approved in other states)

5.	Qualified Plans Variable Group Annuity Contract Form APO-2243 and APO-1472 (or such other form numbers as may be approved in other states)

6.	Group Flexible Fund Retirement Contract Forms APO-1835 with Endorsement APO-1835-1 and TSP 556 with Endorsement APO-1838 (or such other form numbers as may be approved in other states)

7.	Variable Annuity Contract Form APO-2025-F and APO-2195-C (or such other form numbers as may be approved in other states)

Schedule C: Accounts to
Participation Agreement Among
Nationwide Life Insurance Company,
Fidelity Distributors Corporation and
Variable Insurance Products Fund

Date of Resolution of
Company’s Board which
Name of Account	Established the Account

Nationwide Variable Account – II	October 7, 1981

Nationwide VLI Separate Account – 2	May 7, 1987

Nationwide Variable Account	March 3, 1976

Nationwide Deferred Compensation Variable Account	July 10, 1974

Nationwide Multi-Flex Variable Account	October 7, 1981

Nationwide Qualified Plans Variable Account	June 6, 1984

AMENDMENT NO. 7 TO PARTICIPATION AGREEMENT AMONG

VARIABLE INSURANCE PRODUCTS FUND

FIDELITY DISTRIBUTORS CORPORATION

and

NATIONWIDE LIFE INSURANCE COMPANY

WHEREAS, NATIONWIDE LIFE INSURANCE COMPANY (the “Company”), VARIABLE INSURANCE PRODUCTS FUND (the “Fund”) and FIDELITY DISTRIBUTORS CORPORATION have previously entered into a Participation Agreement (the “Agreement”) containing certain arrangements concerning prospectus costs; and

WHEREAS, the Trustees of the Fund have approved certain changes to the expense structure of the Fund; and

NOW, THEREFORE, the parties do hereby agree to amend the Agreement by substituting the following arrangement in place of any inconsistent language in the Participation Agreement, wherever found:

1.           The Fund will provide to the Company each year, at the Fund’s cost, such number of prospectuses and Statements of Additional Information as are actually distributed to the Company’s then-existing variable life and/or variable annuity contract owners.

2.           If the Company takes camera-ready film or computer diskettes containing the Fund’s prospectus and/or Statement of Additional Information in lieu of receiving hard copies of these documents, the Fund will reimburse the Company in an amount computed as follows.  The number of prospectuses and Statements of Additional Information actually distributed to existing contract owners by the Company will be multiplied by the Fund’s actual per-unit cost of printing the documents.

3.           The Company agrees to provide the Fund or its designee with such information as may be reasonably requested by the Fund in order to verify that the prospectuses and Statements of Additional Information provided to the Company, or the reimbursement made to the Company, are or have been used only for the purposes set forth hereinabove.

IN WITNESS WHEREOF we have set our hand as of the 15th day of December, 1994.

NATIONWIDE LIFE INSURANCE COMPANY

By:           __________________________________

Name:                       Joseph F. Ciminero

Title:                      Vice President – Financial Operations__ _

VARIABLE INSURANCE PRODUCTS FUND                                                                                                           FIDELITY DISTRIBUTORS CORPORATION

By:           __________________________________                                                                                     By:           __________________________________

Name:                      _J. Gary Burkhead___________________                                                                        Name:                      _           Kurt A. Lange_________________

Title:                      Senior Vice President__ ______________                                                                           Title:                      President___________________________

EIGHTH AMENDMENT TO PARTICIPATION AGREEMENT

This EIGHTH AMENDMENT is effective 7th day of April, 1997 and amends the AGREEMENT, effective 1st day of May, 1988 between the Company, the Fund, and the Underwriter.  The parties now wish to amend the agreement as follows:

Schedule C is updated to reflect the Nationwide segregated asset accounts, Nationwide VA Separate Account-C, Nationwide Variable Account-8, Nationwide Variable Account-B, and Nationwide Variable Account-A.

Schedule A is updated to reflect the Nationwide life contracts, form numbers encompassed by this agreement.

(i)	FHL-23-7 or FHL-518
Nationwide VA Separate Account-C

(ii)	FHL 463
Nationwide VA Separate Account-B

(iii)	FHL-23-9
Nationwide VA Separate Account-A

(iv)	APO 1293-3A and APO 1293-36
Nationwide Variable Account-8

IN WITNESS WHEREOF, THE PARTIES HERETO CAUSE THIS EIGHTH AMENDMENT to be duly executed as of the day and year first above written.

NATIONWIDE LIFE INSURANCE COMPANY

By:           ____________________________________

Title:                      Robert O. Cline
Associate Vice President – Financial Operations

FIDELITY DISTRIBUTORS CORPORATION

By:           ____________________________________________

Title:                      ____________________________________________

VARIABLE INSURANCE PRODUCTS FUND

By:           ____________________________________________

Title:                      ____________________________________________

Schedule A:  Contracts to
Participation Agreement Among
Nationwide Life Insurance Company,
Fidelity Distributors Corporation and
Variable Insurance Products Fund

Contract Form Numbers

1.	Variable Annuity Contract Form APO 1293-3 (or such other form numbers as may be approved in other states)

2.	Variable Life Contract Form VLO-275 (or such other form numbers as may be approved in other states)

3.	Variable Annuity Contract Form Life 2662

4.	Variable Annuity Contract Form APO-2026 (NEA Valuebuilder™ Annuity) (or such other form numbers as may be approved in other states)

5.	Qualified Plans Variable Group Annuity Contract Form APO-2243 and APO-1472 (or such other form numbers as may be approved in other states)

6.
Group Flexible Fund Retirement Contract Forms APO-1835 with Endorsement APO-1835-1 and TSP 556 with Endorsement APO-1835-1 and TSP 556 with Endorsement APO-1838 (or such other form numbers as may be approved in other states)

7.	Variable Annuity Contract Form APO-2025-F and APO-2195-C (or such other form numbers as may be approved in other states)

8.	Variable Annuity Contract Form FHL-23-7 or FHL-518 (or such other form numbers as may be approved in other states)

9.	Variable Annuity Contract Form APO 1293-3A and APO 1293-36 (or such other form numbers as may be approved in other states)

10.	Variable Annuity Contract Form FHL-463 (or such other form numbers as may be approved in other states)

11.	Variable Annuity Contract Form FHL-23-9 (or such other form numbers as may be approved in other states)

Schedule C: Accounts to
Participation Agreement Among
Nationwide Life Insurance Company,
Fidelity Distributors Corporation and
Variable Insurance Products Fund

Date of Resolution of Company’s Board
Name of Account	which Established the Account

Nationwide Variable Account – II	October 7, 1981

Nationwide VLI Separate Account – II	May 7, 1987

Nationwide Variable Account	May 3, 1976

Nationwide Deferred Compensation	July 10, 1974
Variable Account

Nationwide Multi-Flex Variable Account	October 7, 1981

Nationwide Qualified Plans Variable Account	June 6, 1984

Nationwide VA Separate Account-C	May 1, 1995

Nationwide VA Separate Account-8	June 1, 1996

Nationwide VA Separate Account-B	January 20, 1997

Nationwide VA Separate Account-A	June 1, 1996

AMENDMENT NO. 9 TO FUND PARTICIPATION AGREEMENT AMONG

VARIABLE INSURANCE PRODUCTS FUND,

FIDELITY DISTRIBUTORS CORPORATION

and

NATIONWIDE LIFE INSURANCE COMPANY

This document constitutes an Amendment to the Participation Agreement dated May 1, 1988 (the “Agreement”) among VARIABLE INSURANCE PRODUCTS FUND (the “Fund”), FIDELITY DISTRIBUTORS CORPORATION (the “Underwriter”), and NATIONWIDE LIFE INSURANCE COMPANY (the “Company”).

The purpose of this Amendment is to allow Service Class shares of the Fund to serve as underlying investment vehicles for products issued through Nationwide Variable Account – 9, Nationwide VLI Separate Account – 4, and Nationwide VL Separate Account – C, segregated asset accounts of the Company for use in variable annuity contracts and variable life insurance policies, respectively.

For such purposes as listed above, the Fund, the Underwriter and the Company amend the Agreement as follows (see Attachment A):

1.
All references in the original Agreement and subsequent Amendments to Nationwide Life Insurance Company shall also mean Nationwide Life and Annuity Insurance Company, a wholly-owned subsidiary of Nationwide Life Insurance Company (hereinafter collectively referred to as the “Company”).

2.	Section 2.5 of Article II – Representations and Warranties is deleted in its entirety and replaced with the following:

2.5
The Fund may make payments to finance distribution expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940.  To the extent that the Fund finances distribution expenses pursuant to Rule 12b-1, the Fund undertakes to have the board of trustees, a majority of whom are not interested persons of the Fund, formulate and approve any plan under Rule 12b-1 to finance distribution expenses.

3.	Section 5.1 of Article V – Fees and Expenses is deleted in its entirety and replaced with the following:

5.1
The Fund and the Underwriter may pay a fee to the Company’s affiliated broker-dealer pursuant to a plan or plans pursuant to Rule 12b-1 under the Investment Company Act of 1940 to finance distribution expenses including certain shareholder services for the sale of Fund shares including Service Class Shares.  Such payments may be paid out of existing fees otherwise payable to the Underwriter, past profits of the Underwriter or other resources available to the Underwriter.

4.	Section 10.5 of Article X – Termination is deleted in its entirety and replaced with the following:

10.5
The Company shall not redeem Fund shares attributable to the Contracts (as opposed to Fund shares attributable to the Company’s assets held in the Account) except (i) as necessary to implement Contract Owner initiated or approved transactions, (ii) as required by state and/or federal laws or regulations or judicial or other legal precedent of general application (hereafter referred to as a “Legally Required Redemption”), or (iii) in accordance with a substitution order issued by the SEC.  Upon request, the Company will promptly furnish to the Fund and the Underwriter the opinion of counsel for the Company (which counsel shall be reasonably satisfactory to the Fund and the Underwriter) to the effect that any redemption pursuant to clause (ii) above is a Legally Required Redemption.  Furthermore, except in cases where permitted under the terms of the Contracts, the Company shall not prevent Contract Owners from allocating payments to a Portfolio that was otherwise available under the Contracts without first giving the fund or the Underwriter 90 days notice of its intention to do so.

5.	Schedule A is amended to reflect the addition of the following Contracts and Policies of the Company:
a)	Variable Annuity Contract Forms APO-3416 and APO-3417 (or such other form numbers as may be approved in other states)
b)	Variable Life Policy Forms VLO-507, NWLA-23, VLO-510, NWLA-30 (or such other form numbers as may be approved in other states)

6.	Schedule C is amended to reflect the addition of the following segregated asset accounts of the Company:
a)	Nationwide Variable Account – 9, established by the Company’s Board of Directors on May 22, 1997
b)	Nationwide VLI Separate Account – 4, established by the Company’s Board of Directors on December 3, 1987
c)	Nationwide VL Separate Account – C, established by the Company’s Board of Directors on July 22, 1997

7.	The Amendment to Schedules A and C are attached to and made a part of the Agreement.

8.	The Agreement and any related Service Agreements, as amended, are and shall remain in full forced ane effect until terminated pursuant to terms of the Agreement.

IN WITNESS WHEREOF, the parties hereto cause this Amendment No. 9 to be executed as of the date(s) set forth below:

VARIABLE INSURANCE PRODUCTS FUND

By:           ____________________________________                                                                                                           Date:                      _____[12/22/97]_________
[Robert C. Pozen]
Title:                      [Senior Vice President]_________________

FIDELITY DISTRIBUTORS CORPORATION

By:           _____________________________________                                                                                                           Date:                      ______[01/05/98]_______
Title:                      [Vice President]________________________

NATIONWIDE LIFE INSURANCE COMPANY and NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY FOR THE COMPANIES AND ON BEHALF OF THE VARIABLE ACCOUNTS SET FORTH IN SCHEDULE C

By:           ______________________________________                                                                                                           Date:                      _______[12/5/97]______
[Joseph p. Rath]
Title:                      Vice President
Product and Market Compliance

Attachment A

Section 1.1 of Article I – Termination of Old Participation Agreement and Sale of Fund Shares is hereby amended by adding the following to the end of such section:

For purposes of this Agreement, all references to shares of the Fund shall include both Service Class Shares and Initial Class Shares unless otherwise designated.

SCHEDULE A:

Contracts to Participation Agreement Among Variable Insurance Products Fund,
Fidelity Distributors Corporation and Nationwide Life Insurance Company

Contract Form Numbers

1.	Variable Annuity Contract Form APO-1293-3 (or such other form numbers as may be approved in other states).

2.	Variable Life Insurance Policy Form VLO-275 (or such other form numbers as may be approved in other states).

3.	Variable Annuity Contract Form Life 2662.

4.	Variable Annuity Contract Form APO-2026 (NEA Valuebuilder Annuity) (or such other form numbers as may be approved in other states).

5.	Qualified Plans Variable Group Annuity Contract Forms APO-2243 and APO-1472 (or such other form numbers as may be approved in other states).

6.	Group Flexible Fund Retirement Contract Forms APO-1835 with Endorsement APO-1835-1 and TSP 556 with Endorsement APO-1838 (or such other form numbers as may be approved in other states).

7.	Variable Annuity Contract Forms APO-2025-F and APO-2195-C (or such other form numbers as may be approved in other states).

8.	Variable Annuity Contract Forms APO-3416 and APO-3417 (or such other form numbers as may be approved in other states).

9.	Variable Life Insurance Policy Forms VLO-507 and NWLA-23 (or such other form numbers as may be approved in other states).

10.	Variable Life Insurance Policy Forms VLO-510 and NWLA-30 (or such other form numbers as may be approved in other states).

SCHEDULE C

Name of Account	Date of Resolution of Which Company’s Board
Established the Account

Nationwide Variable Account	March 3, 1976

Nationwide Variable Account – II	October 7, 1981

Nationwide Deferred Compensation Variable	July 10, 1974
Account

Nationwide Qualified Plans Variable Account	June 6, 1984

Nationwide Multi Flex Variable Account	October 7, 1981

Nationwide Variable Account – 8	August 3, 1995

Nationwide Variable Account – 9	May 22, 1997

Nationwide VA Separate Account – A	May 6, 1987

Nationwide VA Separate Account – B	March 6, 1991

Nationwide VA Separate Account – C	July 24, 1991

Nationwide VLI Separate Account – 2	May 7, 1987

Nationwide VLI Separate Account – 4	December 3, 1987

Nationwide VL Separate Account – C	July 22, 1997

AMENDMENT NO. 10 TO FUND PARTICIPATION AGREEMENT AMONG
VARIABLE INSURANCE PRODUCTS FUND,
FIDELITY DISTRIBUTORS CORPORATION
and
NATIONWIDE LIFE INSURANCE COMPANY and NATIONWIDE LIFE AND ANNUITY
INSURANCE COMPANY

This document constitutes an Amendment to the Participation Agreement dated May 1, 1988 (the “Agreement”) among VARIABLE INSURANCE PRODUCTS FUND (the “Fund”), FIDELITY DISTRIBUTORS CORPORATION (the “Underwriter”), and NATIONWIDE LIFE INSURANCE COMPANY and NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY (collectively, the “Company”).

The primary purpose of this Amendment is to amend the format of Schedule A to reflect those separate accounts and Contracts of the Company in which the Funds serve as underlying investment options and to update Schedules A and C.

The Amendments to Schedules A and C are attached to and made a part of the Agreement.

The Agreement and any related Service Agreements, as amended, are and shall remain in full force and effect until terminated pursuant to the terms of the Agreement.

IN WITNESS WHEREOF, the parties hereto cause this Amendment No. 10 to be executed as of the date(s) set forth below.

VARIABLE INSURANCE PRODUCTS FUND

By:           __________________________________                                                                                                Date:                      ______[3/3/99]_____________________
Robert C. Pozen
Senior Vice President

FIDELITY DISTRIBUTORS CORPORATION

By:           __________________________________                                                                                                Date:                      _______[2/26/99]___________________
Kevin J. Kelly
Vice President

NATIONWIDE LIFE INSURANCE COMPANY and NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY FOR THE COMPANIES AND ON BEHALF OF THE VARIABLE ACCOUNTS SET FORTH IN SCHEDULE A

By:           ___________________________________                                                                                                           Date:                      ________[2/18/99]__________________
Joseph P. Rath
Vice President – Office of Product
and Market Compliance

FIDELITY VARIABLE INSURANCE PRODUCTS FUND

Schedule A

Accounts, Contract and Portfolios

Variable Accounts	• Contracts	Portfolios**
Nationwide Variable Account	• APO-1293-3	• VIP High Income Portfolio
Nationwide Fidelity Advisor Variable Account	• APO-1292-3A* • APO-1292-36* • APO-3416* • APO-3417*
•  VIP Equity-Income Portfolio:  Initial and Service Class
•  VIP Growth Portfolio:  Initial and Service Class
•  VIP high Income Portfolio:  Initial and Service Class
•  VIP Money Market Portfolio
•  VIP Overseas Portfolio:  Initial and Service Class

Nationwide Variable Account-II	• APO-1293-3A* • APO-1293-36* • APO-2796*	• VIP Equity Income Portfolio • VIP Growth Portfolio • VIP High Income Portfolio • VIP Overseas Portfolio
Nationwide Variable Account-5	• APO-1529	• VIP Equity Income Portfolio
Nationwide Variable Account-6	• APO-1293-36* • APO-3366*	• VIP High Income Portfolio • VIP Overseas Portfolio
Nationwide Variable Account-9	• APO-3416* • APO-3417*	• VIP Equity-Income Portfolio: Service Class • VIP Growth Portfolio: VIP Overseas Portfolio • VIP High Income Portfolio: Service Class • VIP Overseas Portfolio: Service Class
Nationwide VA Separate Account-A	• VLO-3* • VLO-275* • NWLA-23*	• VIP Equity-Income Portfolio • VIP Growth Portfolio • VIP High Income Ratio
Nationwide VA Separate Account-B	• FHL-463*	• VIP Equity-Income Portfolio • VIP Growth Portfolio • VIP High Income Portfolio • VIP Overseas Portfolio
Nationwide VA Separate Account-C	• FHL-23-7	• VIP Equity-Income Portfolio • VIP Overseas Portfolio
Nationwide Multi-Flex Variable Account	• APO-2026*	• VIP Equity-Income Portfolio • VIP High Income Portfolio
Variable Accounts	• Contracts	Portfolios**
Nationwide DC Variable Account	• TSP-556*	• VIP Equity-Income Portfolio • VIP Growth Portfolio • VIP High Income Portfolio • VIP Overseas Portfolio
Nationwide Qualified Plans Variable Account (“QPVA”)	• APO-2243*	• VIP Equity-Income Portfolio • VIP Growth Portfolio • VIP High Income Portfolio • VIP Overseas Portfolio
Nationwide VLI Separate Account-2	• APO-430* • APO-426* • VLO-355* • VLO-510* • NWLA-23* • VLO-275* • VLO-3*	• VIP Equity-Income Portfolio • VIP Growth Portfolio • VIP High Income Portfolio • VIP Overseas Portfolio
Nationwide VLI Separate Account-3	• VLO-355* • VLO-275*	• VIP Equity-Income Portfolio • VIP Growth Portfolio • VIP High Income Portfolio • VIP Overseas Portfolio
Nationwide VLI Separate Account-4	• VLO-507* • NWLA-23*	• VIP II Contrafund Portfolio: Service Class
Nationwide VL Separate Account-A	• VLO-355* • VLO-775*	• VIP Growth Portfolio
Nationwide VL Separate Account-C	• VLO-510* • NWLA-30*	• VIP Equity-Income Portfolio: Service Class • VIP Growth Portfolio: Service Class • VIP High Income Portfolio: Service Class • VIP Overseas Portfolio: Service Class
Nationwide VL Separate Account-D	• VLO-507*	• VIP Equity-Income Portfolio: Service Class • VIP Growth Portfolio: Service Class • VIP High Income Portfolio: Service Class • VIP Overseas Portfolio: Service Class
*Or other form numbers as may be approved in other states.
**Unless otherwise indicated, reference is to Initial Class Shares of the Portfolio.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND

SCHEDULE C

Name of Account                                                                                                Date of Resolution of Which Company’s
Board Established the Account

Nationwide Variable Account                                                                                                           March 3, 1976

Nationwide Variable Account-II                                                                                                        October 7, 1981

Nationwide Variable Account-5                                                                                                         November 1, 1989

Nationwide Variable Account-6                                                                                                         February 2, 1994

Nationwide Fidelity Advisor Variable Account                                                                              July 22, 1994

Nationwide DC Variable Account                                                                                                      July 10, 1974

Nationwide Qualified Plans Variable Account                                                                                 June 6, 1984
(“QPVA”)

Nationwide Multi Flex Variable Account                                                                                          October 7, 1981

Nationwide Variable Account-9                                                                                                          May 22, 1997

Nationwide VA Separate Account-A                                                                                                 May 6, 1987

Nationwide VA Separate Account-B                                                                                                   March 6, 1991

Nationwide VA Separate Account-C                                                                                                    July 24, 1991

Nationwide VLI Separate Account-2                                                                                                    May 7, 1987

Nationwide VLI Separate Account-3                                                                                                    August 8, 1994

Nationwide VLI Separate Account-4                                                                                                     December 3, 1987

Nationwide VL Separate Account-A                                                                                                     August 8, 1984

Nationwide VL Separate Account-C                                                                                                      July 22, 1997

Nationwide VL Separate Account-D                                                                                                      July 22, 1984

AMENDMENT NO. 11 TO FUND PARTICIPATION AGREEMENT AMONG
VARIABLE INSURANCE PRODUCTS FUND,
FIDELITY DISTRIBUTORS CORPORATION
and
NATIONWIDE LIFE INSURANCE COMPANY and NATIONWIDE LIFE AND ANNUITY
INSURANCE COMPANY

This document constitutes an Amendment to the Participation Agreement dated May 1, 1988 (the “Agreement”) among VARIABLE INSURANCE PRODUCTS FUND (the “Fund”), FIDELITY DISTRIBUTORS CORPORATION (the “Underwriter”), and NATIONWIDE LIFE INSURANCE COMPANY and NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY (collectively, the “Company”).

The primary purposes of this Amendment are:

•  to add Nationwide Variable Account-8 and Nationwide Variable Account-10; each a segregated asset    account of Nationwide;

•  to add immediate variable annuity contract (APO 4364) to Nationwide Variable Account-9; and

•  to update Schedule C

The amended Schedules A and C are attached to and made a part of the Agreement.

This Amendment No. 11 shall be effective October 1, 1999.

The Agreement and any related Service Agreements, as amended, are and shall remain in full force and effect until terminated pursuant to the terms of the Agreement.

IN WITNESS WHEREOF, the parties hereto cause this Amendment No. 11 to be executed:

VARIABLE INSURANCE PRODUCTS FUND

By:	___________________________________	Date:	_______[10/21/99]_______________
[Robert C. Pozen]

FIDELITY DISTRIBUTORS CORPORATION

By:	___________________________________	Date:	______[10/22/99]_______________

NATIONWIDE LIFE INSURANCE COMPANY and NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY FOR THE COMPANIES AND ON BEHALF OF THE VARIABLE ACCOUNTS SET FORTH IN SCHEDULE A

By:           ___________________________________                                                                                                           Date:                      _____[10/18/99]________________
Joseph P. Rath
Vice President – Office of Product
and Market Compliance

FIDELITY VARIABLE INSURANCE PRODUCTS FUND

Schedule A

Accounts, Contract and Portfolios

Variable Accounts	• Contracts	Portfolios**
Nationwide Variable Account	• APO-1293-3	• VIP High Income Portfolio
Nationwide Fidelity Advisor Variable Account	• APO-1292-3A* • APO-1292-36* • APO-3416* • APO-3417*
•  VIP Equity-Income Portfolio:  Initial and Service Class
•  VIP Growth Portfolio:  Initial and Service Class
•  VIP high Income Portfolio:  Initial and Service Class
•  VIP Money Market Portfolio
•  VIP Overseas Portfolio:  Initial and Service Class

Nationwide Variable Account-II	• APO-1293-3A* • APO-1293-36* • APO-2796*	• VIP Equity Income Portfolio • VIP Growth Portfolio • VIP High Income Portfolio • VIP Overseas Portfolio
Nationwide Variable Account-5	• APO-1529	• VIP Equity-Income Portfolio
Nationwide Variable Account-6	• APO-1293-36* • APO-3366*	• VIP High Income Portfolio • VIP Overseas Portfolio
Nationwide Variable Account-8	• APO-4384	• VIP Equity-Income Portfolio: Service Class • VIP Growth Portfolio: Service Class • VIP High Income Portfolio: Service Class • VIP Overseas Portfolio: Service Class
Nationwide Variable Account-9	• APO-3416* • APO-3417* • APO-4364*	• VIP Equity-Income Portfolio: Service Class • VIP Growth Portfolio: Service Class • VIP High Income Portfolio: Service Class • VIP Overseas Portfolio: Service Class
Variable Accounts	• Contracts	Portfolios**
Nationwide Variable Account-10	• APO-4446	• VIP Equity-Income Portfolio: Service Class • VIP Growth Portfolio: Service Class • VIP High Income Portfolio: Service Class • VIP Overseas Portfolio: Service Class
Nationwide VA Separate Account-A	• VLO-3* • VLO-275* • NWLA-23*	• VIP Equity-Income Portfolio • VIP Growth Portfolio • VIP High Income Ratio
Nationwide VA Separate Account-B	• FHL-463*	• VIP Equity-Income Portfolio • VIP Growth Portfolio • VIP High Income Portfolio • VIP Overseas Portfolio
Nationwide VA Separate Account-C	• FHL-23-7	• VIP Equity-Income Portfolio • VIP Overseas Portfolio
Nationwide Multi-Flex Variable Account	• APO-2026*	• VIP Equity-Income Portfolio • VIP High Income Portfolio
Nationwide DC Variable Account	• TSP-556*	• VIP Equity-Income Portfolio • VIP Growth Portfolio • VIP High Income Portfolio • VIP Overseas Portfolio
Nationwide Qualified Plans Variable Account (“QPVA”)	• APO-2243*	• VIP Equity-Income Portfolio • VIP Growth Portfolio • VIP High Income Portfolio • VIP Overseas Portfolio
Nationwide VLI Separate Account-2	• APO-430* • APO-426* • VLO-355* • VLO-510* • NWLA-23* • VLO-275* • VLO-3*	• VIP Equity-Income Portfolio • VIP Growth Portfolio • VIP High Income Portfolio • VIP Overseas Portfolio
Nationwide VLI Separate Account-3	• VLO-355* • VLO-275*	• VIP Equity-Income Portfolio • VIP Growth Portfolio • VIP High Income Portfolio • VIP Overseas Portfolio
Nationwide VLI Separate Account-4	• VLO-507* • NWLA-23*	• VIP II Contrafund Portfolio: Service Class
Nationwide VL Separate Account-A	• VLO-355* • VLO-775*	• VIP Growth Portfolio
Variable Accounts	• Contracts	Portfolios**
Nationwide VL Separate Account-C	• VLO-510* • NWLA-30*	• VIP Equity-Income Portfolio: Service Class • VIP Growth Portfolio: Service Class • VIP High Income Portfolio: Service Class • VIP Overseas Portfolio: Service Class
Nationwide VL Separate Account-D	• VLO-507*	• VIP Equity-Income Portfolio: Service Class • VIP Growth Portfolio: Service Class • VIP High Income Portfolio: Service Class • VIP Overseas Portfolio: Service Class
*Or other form numbers as may be approved in other states.
**Unless otherwise indicated, reference is to Initial Class Shares of the Portfolio.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND

SCHEDULE C

Name of Account                                                                                                Date of Resolution of Which Company’s
Board Established the Account

Nationwide Variable Account                                                                                                           March 3, 1976

Nationwide Variable Account-II                                                                                                       October 7, 1981

Nationwide Variable Account-5                                                                                                        November 1, 1989

Nationwide Variable Account-6                                                                                                        February 2, 1994

Nationwide Fidelity Advisor Variable Account                                                                              July 22, 1994

Nationwide DC Variable Account                                                                                                     July 10, 1974

Nationwide Qualified Plans Variable Account                                                                                 June 6, 1984
(“QPVA”)

Nationwide Multi Flex Variable Account                                                                                         October 7, 1981

Nationwide Variable Account-9                                                                                                         May 22, 1997

Nationwide Variable Account-10                                                                                                       March 31, 1999

Nationwide VA Separate Account-A                                                                                                May 6, 1987

Nationwide VA Separate Account-B                                                                                                 March 6, 1991

Nationwide VA Separate Account-C                                                                                                 July 24, 1991

Nationwide VLI Separate Account-2                                                                                                  May 7, 1987

Nationwide VLI Separate Account-3                                                                                                  August 8, 1994

Nationwide VLI Separate Account-4                                                                                                   December 3, 1987

Nationwide VL Separate Account-A                                                                                                   August 8, 1984

Nationwide VL Separate Account-C                                                                                                     July 22, 1997

Nationwide VL Separate Account-D                                                                                                     July 22, 1984

AMENDMENT NO. 12 TO FUND PARTICIPATION AGREEMENT AMONG
VARIABLE INSURANCE PRODUCTS FUND,
FIDELITY DISTRIBUTORS CORPORATION
and
NATIONWIDE LIFE INSURANCE COMPANY and
NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

This document constitutes an Amendment to the Participation Agreement dated May 1, 1988 (the “Agreement”) among VARIABLE INSURANCE PRODUCTS FUND (the “Fund”), FIDELITY DISTRIBUTORS CORPORATION (the “Underwriter”), and NATIONWIDE LIFE INSURANCE COMPANY and NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY (collectively, the “Company”).

The primary purposes of this Amendment are:

•  to add the Nationwide Private Placement Variable Account; a segregated asset account of Nationwide;

•  to add variable life insurance contracts (VLO-521) offered in the Nationwide Private Placement Variable Account; and

•  to update Schedule C

The amended Schedules A and C are attached to and made a part of the Agreement.

This Amendment No. 12 shall be effective January 4, 2000.

The Agreement and any related Service Agreements, as amended, are and shall remain in full force and effect until terminated pursuant to the terms of the Agreement.

IN WITNESS WHEREOF, the parties hereto cause this Amendment No. 12 to be executed:

VARIABLE INSURANCE PRODUCTS FUND

By:	___________________________________	Date:	____[1/05/00]__________________
[Robert C. Pozen]

FIDELITY DISTRIBUTORS CORPORATION

By:	___________________________________	Date:	_____[1/06/00]________________

NATIONWIDE LIFE INSURANCE COMPANY and NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY FOR THE COMPANIES AND ON BEHALF OF THE VARIABLE ACCOUNTS SET FORTH IN SCHEDULE A

By:           ___________________________________                                                                                                           Date:                      _____[12/29/99]_______________
Joseph P. Rath
Vice President – Office of Product_______
and Market Compliance________________

FIDELITY VARIABLE INSURANCE PRODUCTS FUND

Schedule A

Accounts, Contract and Portfolios

Variable Accounts	Contracts	Portfolios**
Nationwide Variable Account	• APO-1293-3	• VIP High Income Portfolio
Nationwide Fidelity Advisor Variable Account	• APO-1292-3A* • APO-1292-36* • APO-3416* • APO-3417*
•  VIP Equity-Income Portfolio:  Initial and Service Class
•  VIP Growth Portfolio:  Initial and Service Class
•  VIP high Income Portfolio:  Initial and Service Class
•  VIP Money Market Portfolio
•  VIP Overseas Portfolio:  Initial and Service Class

Nationwide Variable Account-II	• APO-1293-3A* • APO-1293-36* • APO-2796*	• VIP Equity Income Portfolio • VIP Growth Portfolio • VIP High Income Portfolio • VIP Overseas Portfolio
Nationwide Variable Account-5	• APO-1529	• VIP Equity-Income Portfolio
Nationwide Variable Account-6	• APO-1293-36* • APO-3366*	• VIP High Income Portfolio • VIP Overseas Portfolio
Nationwide Variable Account-8	• APO-4384	• VIP Equity-Income Portfolio: Service Class • VIP Growth Portfolio: Service Class • VIP High Income Portfolio: Service Class • VIP Overseas Portfolio: Service Class
Nationwide Variable Account-9	• APO-3416* • APO-3417* • APO-4364*	• VIP Equity-Income Portfolio: Service Class • VIP Growth Portfolio: Service Class • VIP High Income Portfolio: Service Class • VIP Overseas Portfolio: Service Class
Nationwide Variable Account-10	• APO-4446	• VIP Equity-Income Portfolio: Service Class • VIP Growth Portfolio: Service Class • VIP High Income Portfolio: Service Class • VIP Overseas Portfolio: Service Class
Variable Accounts	Contracts	Portfolios**
Nationwide VA Separate Account-A	• VLO-3* • VLO-275* • NWLA-23*	• VIP Equity-Income Portfolio • VIP Growth Portfolio • VIP High Income Ratio
Nationwide VA Separate Account-B	• FHL-463*	• VIP Equity-Income Portfolio • VIP Growth Portfolio • VIP High Income Portfolio • VIP Overseas Portfolio
Nationwide VA Separate Account-C	• FHL-23-7	• VIP Equity-Income Portfolio • VIP Overseas Portfolio
Nationwide Multi-Flex Variable Account	• APO-2026*	• VIP Equity-Income Portfolio • VIP High Income Portfolio
Nationwide DC Variable Account	• TSP-556*	• VIP Equity-Income Portfolio • VIP Growth Portfolio • VIP High Income Portfolio • VIP Overseas Portfolio
Nationwide Qualified Plans Variable Account (“QPVA”)	• APO-2243*	• VIP Equity-Income Portfolio • VIP Growth Portfolio • VIP High Income Portfolio • VIP Overseas Portfolio
Nationwide VLI Separate Account-2	• APO-430* • APO-426* • VLO-355* • VLO-510* • NWLA-23* • VLO-275* • VLO-3*	• VIP Equity-Income Portfolio • VIP Growth Portfolio • VIP High Income Portfolio • VIP Overseas Portfolio
Nationwide VLI Separate Account-3	• VLO-355* • VLO-275*	• VIP Equity-Income Portfolio • VIP Growth Portfolio • VIP High Income Portfolio • VIP Overseas Portfolio
Nationwide VLI Separate Account-4	• VLO-507* • NWLA-23*	• VIP II Contrafund Portfolio: Service Class
Nationwide VL Separate Account-A	• VLO-355* • VLO-775*	• VIP Growth Portfolio
Nationwide VL Separate Account-C	• VLO-510* • NWLA-30*	• VIP Equity-Income Portfolio: Service Class • VIP Growth Portfolio: Service Class • VIP High Income Portfolio: Service Class • VIP Overseas Portfolio: Service Class
Variable Accounts	Contracts	Portfolios**
Nationwide VL Separate Account-D	• VLO-507*	• VIP Equity-Income Portfolio: Service Class • VIP Growth Portfolio: Service Class • VIP High Income Portfolio: Service Class • VIP Overseas Portfolio: Service Class
Nationwide Private Placement Variable Account	• VLO-521*	• VIP Equity-Income Portfolio: Service Class • VIP Growth Portfolio: Service Class • VIP High Income Portfolio: Service Class • VIP Overseas Portfolio: Service Class
*Or other form numbers as may be approved in other states.
**Unless otherwise indicated, reference is to Initial Class Shares of the Portfolio.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND

SCHEDULE C

Name of Account                                                                                                Date of Resolution on Which Company’s
Board Established the Account

Nationwide Variable Account                                                                                                            March 3, 1976

Nationwide Variable Account-II                                                                                                         October 7, 1981

Nationwide Variable Account-5                                                                                                          November 1, 1989

Nationwide Variable Account-6                                                                                                          February 2, 1994

Nationwide Fidelity Advisor Variable Account                                                                                July 22, 1994

Nationwide DC Variable Account                                                                                                       July 10, 1974

Nationwide Qualified Plans Variable Account                                                                                  June 6, 1984
(“QPVA”)

Nationwide Multi Flex Variable Account                                                                                          October 7, 1981

Nationwide Variable Account-9                                                                                                          May 22, 1997

Nationwide Variable Account-10                                                                                                        March 31, 1999

Nationwide VA Separate Account-A                                                                                                 May 6, 1987

Nationwide VA Separate Account-B                                                                                                  March 6, 1991

Nationwide VA Separate Account-C                                                                                                  July 24, 1991

Nationwide VLI Separate Account-2                                                                                                  May 7, 1987

Nationwide VLI Separate Account-3                                                                                                  August 8, 1994

Nationwide VLI Separate Account-4                                                                                                  December 3, 1987

Nationwide VL Separate Account-A                                                                                                  August 8, 1984

Nationwide VL Separate Account-C                                                                                                   July 22, 1997

Nationwide VL Separate Account-D                                                                                                   July 22, 1984

Nationwide Private Placement Variable Account                                                                              May 01, 1998

Amendment to Participation Agreement

This Amendment, dated as of May 1, 2002, amends the Participation Agreements, as previously amended (each, an “Agreement”), among the Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (“Company”), Fidelity Distributors Corporation (“Underwriter”) and each of Variable Insurance Products Fund, Variable Insurance Products Fund II, and Variable Insurance Products Fund III (each, a “Fund” and collectively, the “Funds”).

WHEREAS, the parties acknowledge that excessive trading by insurance company contract owners, including those of the Company, may adversely affect the Funds, by forcing portfolio managers to take undesirable actions in order to meet redemptions, such as retaining excess cash, selling desirable positions and/or incurring excessive portfolio trading costs; and

WHEREAS, the Funds’ Boards of Trustees have found that the deterrence of excessive trading to be in the best interests of the Funds, and have authorized Underwriter to take appropriate actions, including without limitation the refusal of insurance company purchase orders, to deter excessive trading; and

WHEREAS, the Underwriter has put in place procedure designed to detect and deter excessive trading in all insurance company separate accounts; and

WHEREAS, the Company and the Underwriter have studied various potential solutions for deterring excessive trading, and have agreed to implement R-class shares as an additional measure intent on deterring market timing with relatively minimal disruption to long-term shareholders; and

WHEREAS, each Fund may create and offer one or more classes of shares of certain portfolios, which are subject to redemption fees (“R” classes), and

WHEREAS, Company, on behalf of certain of its Separate Accounts, may elect to purchase R class shares for use in variable annuity or variable life insurance products issued by Company;

NOW, THEREFORE, the parties hereby agree as follows:

1.	The first sentence of Section 1.1 is amended to read as follows:

Subject to the provisions of Section 1.2 and 2.13, the Underwriter agrees to sell to the Company those shares of the Fund which each Account orders, executing such orders on a daily basis at the net asset value next computed after receipt by the Fund or its designee of the order for the shares of the Fund.

2.	Section 1.4 is replaced in its entirety with the following:

1.4
The Fund and the Underwriter will not sell Fund shares to any insurance company of separate account unless an agreement containing provisions substantially the same as Articles I, III, V, VII and Section 2.5 and, in the event such insurance company purchases R class shares, Sections 2.12 and 2.13, of this Agreement is in effect to govern such sales.

3.	Section 2.5 is replaced in its entirety with the following:

2.5           (a) With respect to Initial Class and Initial Class R shares, the Fund currently does not intend to make any payments to finance distribution expenses pursuant to Rule 12b-1 under the 1940 Act or otherwise, although it may make such payments in the future.  The Fund has adopted a “no fee” or “defensive” Rule 12b-1 Plan under which it makes no payments for distribution expenses.  To the extent that it decides to finance distribution expenses pursuant to Rule 12b-1, the Fund undertakes to have a board of trustees, a majority of whom are not interested persons of the Fund, formulate and approve any plan under Rule 12b-1 to finance distribution expenses.

(b) With respect to Service Class, Service Class 2, Service Class R and Service Class 2 R shares, the Fund has adopted Rule 12b-1 Plans under which it makes payments to finance distribution expenses.  The Fund represents and warrants that it has a board of trustees, a majority of whom are not interested persons of the Fund, which has formulated and approved each of its Rule 12b-1 Plans to finance distribution expenses of the Fund and that any changes to the Fund’s Rule 12b-1 Plans will be approved by a similarly constituted board of trustees.

4.           Sections 2.12 and 2.13 are added:

2.12  The Company represents and warrants that it will enforce and administer the short-term redemption fee (for purposes of Section 2.12, “the fee”) applicable to R class shares in accordance with the fee structure described in the Fund’s then-current SEC registration statement.  The Distributor shall provide Company with commercially reasonable advance written notice of any change in the fee structure.  In addition to, and without limiting, the provisions of this Agreement concerning books and records contained in Section 12.6, books and records maintained by the Company with respect to the calculation and administration of the fee shall be the books and records of the Fund and shall be made available to the Fund immediately upon request by the Fund, the Fund’s transfer agent and/or its auditors in order for the Fund to conduct due diligence reviews or to comply with regulatory examination requirements.  The Company further represents and warrants that it will periodically remit to the Fund, or to the Fund’s transfer agent, such information as the Fund or the Fund’s transfer agent may require in order to fulfill its obligations with respect to the administration of the fee, and will also wire to the Fund the amount of the fee attributable to transactions included in the period for which the information is provided.  The Company or the Underwriter or their affiliates may make arrangements to pay the fee on behalf of Contract owners making certain redemptions or terminal redemptions deemed unlikely to result in or from marking timing activities (“Covered Redemptions”), so long as the Fund receives the fee and the parties comply with all other provisions of this Agreement.  The parties agree to cooperate with each other so that within a reasonable time after the execution of this Agreement the information furnished by the Company pursuant to this section 2.12 will be provided in an automated format acceptable to the Fund or the Fund’s transfer agent.  A description of the fee, and examples indicating its application, are included in Schedule D, attached, which may be modified in the Fund’s sole discretion upon written notice to the Company.  The Company further represents and warrants that it will include in the Disclosure Document (as defined in Section 3.1 below) for each Contract the disclosure language substantially as set forth in then-current Schedule D with respect to the fee.

2.13           The Company represents and warrants that it will use its best efforts to discourage market timing and other disruptive trading activity by third parties with power to act on behalf of multiple contract owners and by individual contract owners.  Company further represents and warrants that any annuity contract forms or variable life insurance policy forms not in use at the time of execution of this Agreement, but added to in the future via amendment of Schedule A hereto, will contain language reserving to the Company the right to refuse to accept instructions from persons that engage in market timing or other disruptive trading activity.

5.           The second sentence of section 10.2 is amended to read as follows:

Specifically, and without limitation except for limitations imposed under Sections 1.2 and 2.13, the owners of the Existing Contracts shall be permitted to reallocate investments in the Fund, redeem investments in the Fund and/or invest in the Fund upon the making of additional purchase payments under the Existing Contracts.

6.	Schedule A is replaced in its entirety with revised Schedule A.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date indicated above.

Nationwide Life Insurance Company

By:           ______________________________
Name:                      _[John M. Davis]________________
Title:                      _[VP-Financial Operations]________

Fidelity Distributors Corporation                                                                                                           Variable Insurance Products Fund
            Variable Insurance Products Fund II
            Variable Insurance Products Fund III

By:           ____________________________                                                                                                By:           _______________________________
Name:                       Mike Kellogg_________________                                                                                                Name:                      _Maria Dwyer___________________
Title:                      Executive Vice President________                                                                                                Title:                       Treasurer_______________________

SCHEDULE D
R CLASS SHARES’ SHORT TERM REDEMPTION FEE
METHODOLOGY, REQUIRED DISCLOSURE AND EXAMPLES

1.           Methodology and Required Disclosure.  The following language both describes the operation of the R class shares’ short-term redemption fee and serves as a model for the disclosure the Company must include in the prospectus or other offering document(s) for the Contract(s).  Differences in the operational aspects of Contracts may require different disclosure, but pursuant to Section 2.12 of the Agreement, all disclosure must be approved in writing by the Fund or the Fund’s designee.

A Contract owner (or a person who succeeds to the owner’s rights after the owner’s death) who chooses to redeem an interest in a separate account (or subaccount of a separate account) that invests in R class shares will be subject to a 1.00% short-term trading fee if and to the extent that the interest in the separate account (or subaccount, as appropriate) has been held for less than 60 days.  For this purpose, interests held longer will be treated as being redeemed first and interests held shortest as being redeemed last.

Redemption from a separate account may, but does not necessarily, mean a withdrawal from a variable contract.  It includes all transactions, such as transfers among subaccounts, initiated at the request of a Contract owner (or the owner’s successor).  The fee applies both to one-time transactions and to periodic transactions, such as automatic rebalancing.  In the event that the Company or the Underwriter or their affiliate(s) have made arrangements to pay the fee on behalf of Contract Owners making certain Covered Redemptions, the fee shall still apply but the Company’s Disclosure Document may indicate that the fee will not be charged to Contract Owners in the event of such redemptions.

The fee will not apply to redemptions made to generate money to pay the Company its mortality and expense risk fee or other charges under a Contract.  The fee will also not apply to redemptions made to generate money to make scheduled annuity income payments for Contracts no longer in the deferral stage (i.e. Contracts that are either immediate annuities or deferred annuity Contracts which have been annuitized), or to any other transactions designated in writing by the Fund as exempt.

2.           Examples:  Annuity Contracts in Accumulation Phase and Variable Life Insurance Policies

A.           Contract owner purchases a Contract on Day One and purchases 100 units of a subaccount that invests in R class shares.  On Day 58, Contract owner transfers money within the contract by redeeming 50 units from the subaccount.  The value of those 50 units at the time of transfer is $500.

The fee applies to the entire amount transferred.  The fee is $5 (1% of $500).

B.           Contract Owner purchases a Contract on Day One and purchases 100 units of a subaccount that invests in R class shares.  On Day 50 Contract Owner purchases an additional 50 units of the same subaccount.  On Day 65 Contract Owner redeems 125 units at $10 each in order to transfer the proceeds to another subaccount.

The first step is to determine which units are redeemed.  Using the first in, first out rule, all 100 units purchased on Day One are redeemed, and 25 of the 50 units purchased on Day 50 are redeemed.  The 100 units purchased on Day One are not subject to the redemption fee, but the 25 units purchased on Day 50 are subject to the fee.  The value of the units subject to the redemption fee is $250 (25 units at $10 per unit).  The redemption fee is $2.50 (1% of $250).

3.           Examples:  Annuity Contracts in Payout Phase (applies equally to annuitized deferred contracts and immediate annuities)

A.           On Day One, Contract Owner allocates all of variable annuity income to a Subaccount that invests in R class shares.  On Day 58, Contract Owner makes a full withdrawal of withdrawal value.  The withdrawal value immediately before the reallocation is $50,000.

The fee applies to the entire amount reallocated.  The fee is $500 (1% of $50,000).

B.           On Day One, Contract Owner allocates half of the Purchase Payment to a Subaccount that invests in R class shares.  On Day 50 Contract Owner allocates the remainder of his variable annuity income to the same Subaccount.  On Day 65 the withdrawal value in the Subaccount is $50,00, and Contract Owner withdraws 30% of the withdrawal value from that Subaccount.  Immediately before the redemption the withdrawal value in the Subaccount attributable to the original allocation is $30,000 and the withdrawal value in the Subaccount attributable to the subsequent allocation is $20,000.

The first step is to determine how much of the withdrawal value is subject to the fee.  Contract Owner reallocated $40,000 of withdrawal value (80% of the total withdrawal value of $50,000).  Using the first in, first out rule, all $30,000 of withdrawal value that relates to the original allocation is redeemed, and $10,000 of the subsequent allocation is redeemed.  The $30,000 of withdrawal value associated with the original allocation is not subject to the redemption fee because the original allocation has been maintained in the Subaccount for 60 days or longer, but the $10,000 of the reallocation attributable to the subsequent allocation is subject to the fee because it has been maintained in the Subaccount for less than 60 days.  Since the withdrawal value in the Subaccount subject to the fee has a value of $10,000 at the time of the subsequent reallocation, the redemption fee is $100 (1% of $10,000).

C.           On Day One, Contract Owner allocates all of his variable annuity income to a Subaccount that invests in R class shares.  On Day 58 Contract Owner changes his entire allocation of variable annuity income to another Subaccount.  The value of periodic annuity income in the first Subaccount immediately before the reallocation is $500.

The fee applies to the entire amount reallocated.  Contract Owner’s variable annuity income is reduced by $5 (1% of $500).  Company remits to the Fund the amount that was invested in the Fund immediately prior to the reallocation attributable to the $5 of income.

D.           On Day One, Contract Owner allocates half of the Purchase Payment to a Subaccount that invests in R class shares.  On Day 50 Contract Owner allocates the remainder his variable annuity income to the same Subaccount.  On Day 65 the value of annuity income in the Subaccount is $500, and Contract Owner reallocates 80% of his variable annuity income to another Subaccount.  Immediately before the redemption $300 of variable annuity income from the Subaccount comes from the original allocation and $200 from the subsequent allocation.

The first step is to determine how much of the variable annuity income is subject to the fee.  Contract Owner reallocated $400 of variable annuity income (80% of the $500).  Using the first in, first out rule, all $300 of variable annuity income that related to the original allocation is redeemed, and $100 of variable annuity income from the subsequent allocation is redeemed.  The $300 of income associated with the original allocation is not subject to the redemption fee because the original allocation has been maintained in the Subaccount for 60 days or longer, but the $100 of income attributable to the subsequent allocation is subject to the fee because it has been maintained in the Subaccount for less than 60 days.

Since the income in the Subaccount subject to the fee has a value of $100 at the time of the subsequent reallocation, variable annuity income is reduced by $1 (1% of $100).  Company remits to the Fund the amount that was invested in the Fund immediately prior to the reallocation attributable to the $1 of income.

AMENDMENT NO. 14 TO FUND PARTICIPATION AGREEMENT AMONG
VARIABLE INSURANCE PRODUCTS FUND,
FIDELITY DISTRIBUTORS CORPORATION
and
NATIONWIDE LIFE INSURANCE COMPANY and
NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

This document constitutes an Amendment to the Participation Agreement dated May 1, 1988 (the “Agreement”) among VARIABLE INSURANCE PRODUCTS FUND (the “Fund”), FIDELITY DISTRIBUTORS CORPORATION (the “Underwriter”), and NATIONWIDE LIFE INSURANCE COMPANY and NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY (collectively, the “Company”).

The primary purpose of this Amendment is:

To Amend Schedule A of the Agreement and replace it with the Amended Schedule A attached hereto.

This Amendment No. 14 shall be effective May 1, 2003.

The Agreement and any related Service Agreements, as amended, are and shall remain in full force and effect until terminated pursuant to the terms of the Agreement.

IN WITNESS WHEREOF, the parties hereto cause this Amendment No. 14 to be executed:

NATIONWIDE LIFE INSURANCE COMPANY and NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY FOR THE COMPANIES AND ON BEHALF OF THE VARIABLE ACCOUNTS SET FORTH IN SCHEDULE A

By:           _________________________________
Name:                      [William G. Goslee]________________
Title:                      [VP- Investment Advisory Services]____

VARIABLE INSURANCE PRODUCTS FUND

By:	__________________________________
Name:	_[Maria Dwyer]_____________________
Title:	_[Treasurer]________________________

FIDELITY DISTRIBUTORS CORPORATION

By:	___________________________________
Name:	_[D Holborn]________________________
Title:	_[Executive Vice President]____________

FIDELITY VARIABLE INSURANCE PRODUCTS FUND

Schedule A

Accounts, Contracts, and Products

Variable Accounts	Contracts*	Products
Nationwide Variable Account	• APO-1293-3	• Soloist
Nationwide Variable Account-II	• APO-1293-3A • APO-1293-36 • APO-2796 • APO-6302 • APO-6282 • APO-6317	• BOA IV Annuity • BOA Vision • NEBA • BOA Future II Annuity • BOA All American Gold Annuity • BOA Achiever Annuity • BOA Future Venue • BOA Exclusive Venue • BOA Elite Venue • BOA Choice Venue II
Nationwide Variable Account-4	• APO-5074	• America’s MarketFlex Annuity
Nationwide Variable Account-5	• APO-1529	• Citibank Annuity
Nationwide Variable Account-6	• APO-1293-36 • APO-3366	• Evergreen Ultra Advantage
Nationwide Variable Account-7	• APO-1293-3A • APO-1293-36 • APO-3416 • APO-3417	• Nationwide Classic • Nationwide Select • BOA All American Annuity
Nationwide Variable Account-8	• APO-4384	• Vision NY (Citibank) • Vision Plus
Nationwide Variable Account-9	• APO-3416 • APO-3417 • APO-4364	• Future • Boa Choice/Venue • BOA Vision II • BOA V • Exclusive II • BOA America’s Income Annuity • BOA Elite Pro LTD • BOA Elite Pro Classic
Nationwide Variable Account-10	• APO-4446	• BOA InvestCare
Nationwide Variable Account-13	• APO-5801	• BOA Advisor Annuity
Nationwide VA Separate Account-A	• VLO-3 • VLO-275 • NWLA-23	• NLAIC Annuity • Eagle Choice
Variable Accounts	Contracts*	Products
Nationwide VA Separate Account-B	• FHL-463	• BOA Exclusive
Nationwide VA Separate Account-C	• FHL-23-7	• The One Investor Annuity
Nationwide Multi-Flex Variable Account	• APO-2026	• NEA Valuebuilder Annuity
Nationwide DC Variable Account	• TSP-556	• Deferred Comp
Nationwide Qualified Plans Variable Account (“QPVA”)	• APO-2243 • APO-4235	• BOA Retirement Advisor • BOA Retirement Manager
Nationwide VLI Separate Account-2	• APO-430 • APO-426 • VLO-355 • VLO-510 • NWLA-23 • VLO-275 • VLO-3	• BOA SPVL • BOA Multiple Pay • BOA FPVUL • BOA MSPVL • BOA Last Survivor
Nationwide VLI Separate Account-3	• VLO-355 • VLO-275	• Multi-Flex FPVUL
Nationwide VLI Separate Account-4	• VLO-507 • NWLA-23	• BOA Next Generation FPVUL • BOA COLI Future NWL • BOA Last Survivor Future • BOA MSPVL Future • BOA Last Survivor III • BOA Advantage FPVUL • BOA Protection FPVUL • BOA Protection Last Survivor
Nationwide VLI Separate Account-5	• VLO-0600-A	• Waddell & Reed Advisors Survivorship Life
Nationwide VL Separate Account-A	• VLO-355 • VLO-775	• NLAIC Multiple Pay • NLAIC SPVL
Nationwide VL Separate Account-C	• VLO-510 • NWLA-30	• BOA COLI Future NLAIC
Nationwide VL Separate Account-D	• VLO-507	• BOA Private Client CVUL
Nationwide Private Placement Variable Account	• VLO-521	• Private Placement
*Or other form numbers as may be approved in other states.

Amendment to Participation Agreements

This Amendment, dated as of May 1, 2005, amends the Participation Agreements (“Agreement”) dated as of 5/1/88, 7/15/89 and 11/22/94 among Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (“Nationwide”), Fidelity Distributors Corporation (“Underwriter”) and Variable Insurance Products Fund, Variable Insurance Products Fund II, and Variable Insurance Products Fund III (each, a “Fund” and collectively, the “Funds”).

WHEREAS, Variable Insurance Products Funds IV (VIP IV), an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts, through the Underwriter, makes available shares of certain of its series (“Portfolios”) to separate accounts of participating insurance companies on terms and conditions similar to those of the Funds, and

WHEREAS, Nationwide, on behalf of certain of its Separate Accounts, desires to purchase and redeem shares of certain VIP IV Portfolios on such terms and conditions;

NOW, THEREFORE, the undersigned parties hereby agree as follows:

1.           Nationwide, the Underwriter, the Funds and VIP IV all agree that VIP IV shall be added to the Agreements as an additional Fund party.  Nationwide, the Underwriter and VIP IV hereby adopt the provisions of the Agreement as though set forth herein.  Without limiting the foregoing, the parties each expressly adopt Article A of the Agreement, as follows:

Although the parties have executed this Agreement in the form of a Master Participation Agreement for administrative convenience, this Agreement shall create a separate participation agreement for each Fund, as though Nationwide and the Distributor had executed a separate, identical form of participation agreement with each Fund.  No rights, responsibilities or liabilities of any Fund shall be attributed to any other Fund.

2.
The parties agree that they will negotiate in good faith to consolidate the existing Agreements into a Master Participation Agreement to cover the Portfolios offered through VIP, VIP II, VIP III and VIP IV.

All other terms and provisions of the Agreements not amended herein shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date indicated above.

Nationwide Life Insurance Company
Nationwide Life and Annuity Insurance Company

By:	_________________________________
Name:	_[William G. Goslee]________________
Title:	_[Vice President]___________________

Fidelity Distributors Corporation	Variable Insurance Products Fund
Variable Insurance Products Fund II
Variable Insurance Products Fund III
Variable Insurance Products Fund IV

By:	__________________________________	By:	____________________________________
Name:	__[W Loehning]_____________________	Name:	__[Christine Reynolds]_________________
Title:	__[EX- VP]_________________________	Title:	__[Treasurer, SVP]____________________

May 16, 2007

Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company
One Nationwide Plaza
Columbus, Ohio  43215

Re:
Participation Agreement among Variable Insurance Products Fund (“Fund I”), Fidelity Distributors Corporation (the “Underwriter”) and Insurance Company (the “Company”), dated May 1, 1988, as amended (“Participation Agreement I”); and

Participation Agreement among Variable Insurance Products Fund II (“Fund II”), the Underwriter and the Company, dated July 15, 1989, as amended (“Participation Agreement II”); and

Participation Agreement among Variable Insurance Products Fund IV (“Fund IV”), the Underwriter and the Company, dated May 1, 2005, as amended (“Participation Agreement IV”).

Dear Sir or Madam:

The Company, the Underwriter, and Fund I, Fund II, and Fund IV respectively, are parties to the above-referenced Participation Agreements (Fund I, Fund II and Fund IV are referred to as the “Current Funds”).  As explained in the notice sent to you on May 3, 2007, Fidelity is in the process of reorganizing some of the portfolios of the Current Funds (the “Affected Portfolios”) for administrative purposes.  In connection with this reorganization, the Affected Portfolios will be moved into corresponding “shell” portfolios of a new Variable Insurance Products Fund V (“Fund V”).  A list of all of the Affected Portfolios in Fund I, Fund II and Fund IV covered by the reorganization and the corresponding Fund V portfolios is set forth on the attached Exhibit.

In connection with this change, we are asking for your consent to (1) the amendment of each Participation Agreement to add Fund V as a “Fund” party under the terms of each Participation Agreement (the “Amendment”); and (2) the assignment of all of each Current Fund’s rights, benefits and obligations under each Participation Agreement with respect to the Affected Portfolios to Fund V, with respect to the corresponding portfolios of Fund V, and the release of the Current Funds from the obligations so assigned (the “Assignment”).  Each Participation Agreement will remain in full force and effect in accordance with its terms, as so amended and assigned herein.  The Amendment will also add the following clarifying language to each Participation Agreement as a new Article A of the Agreement:

This Agreement shall create a separate participation agreement for each Fund, as through the Company and the Underwriter had executed a separate, identical form of participation agreement with each Fund.  No rights, responsibilities or liabilities of any Fund shall be attributed to any other Fund.

Your signature below will indicate the Company’s consent to the Amendment and Assignment of each Participation Agreement as set forth above, to become effective immediately upon consummation of the reorganization.

Thank you for your prompt attention to this matter.  If for some reason we have not obtained your signature prior to the reorganization, and the Company submits orders or instructions under the Participation Agreements, we will deem the Company to have consented to each Amendment and Assignment.  Please do not hesitate to contact your Fidelity Relationship Manager or Key Account Manager if you have any questions.

Very truly yours,
FIDELITY DISTRIBUTORS CORPORATION

By:           _________________________________
Name:                      William Loehning
Title:                      Executive Vice President

VARIABLE INSURANCE PRODUCTS FUND
VARIABLE INSURANCE PRODUCTS FUND II
VARIABLE INSURANCE PRODUCTS FUND IV and
VARIABLE INSRUANCE PRODUCTS FUND V

By:           __________________________________
Name:                      Kimberly Monasterio
Title:                      Treasurer

The Undersigned Consents to the Amendment and Assignment of each Participation Agreement as of this _____ day of _________________ 2007:

NATIONWIDE LIFE INSURANCE COMPANY AND
NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

By:           ____________________________
Name:                      ____________________________
Title:                      ____________________________

Please keep one copy and return the other to:
Sharon Salter, Director, Contracts Management
Fidelity Investments
100 Salem Street, O2N
Smithfield, RI  02917

EXHIBIT A

AFFECTED PORTFOLIOS                                                                                                           FUND V PORTFOLIOS

Variable Insurance Products Fund                                                                                             Variable Insurance Products Fund V

Money Market Portfolio                                                                                                                 Money Market Portfolio

Variable Insurance Products Fund II

Asset Manager Portfolio                                                                                                                 Asset Manager Portfolio
Asset Manager:  Growth Portfolio                                                                                                 Asset Manager:  Growth Portfolio
Investment Grade Bond Portfolio                                                                                                   Investment Grade Bond Portfolio

Variable Insurance Products Fund IV

Freedom Income Portfolio                                                                                                               Freedom Income Portfolio
Freedom 2005 Portfolio                                                                                                                    Freedom 2005 Portfolio
Freedom 2010 Portfolio                                                                                                                    Freedom 2010 Portfolio
Freedom 2015 Portfolio                                                                                                                    Freedom 2015 Portfolio
Freedom 2020 Portfolio                                                                                                                    Freedom 2020 Portfolio
Freedom 2025 Portfolio                                                                                                                    Freedom 2025 Portfolio
Freedom 2030 Portfolio                                                                                                                    Freedom 2030 Portfolio
FundsManager 20% Portfolio                                                                                                        FundsManager 20% Portfolio
FundsManager 50% Portfolio                                                                                                        FundsManager 50% Portfolio
FundsManager 70% Portfolio                                                                                                        FundsManager 70% Portfolio
FundsManager 85% Portfolio                                                                                                        FundsManager 85% Portfolio
Strategic Income Portfolio                                                                                                              Strategic Income Portfolio